[Logo of Golden Oak Funds]

ANNUAL REPORT

INSTITUTIONAL SHARES
AND CLASS A SHARES

JANUARY 31, 2003

TABLE OF CONTENTS

President's Message	2
Managers' Discussion of Fund Performance	4
Portfolios of Investments	22
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	54
Notes to Financial Statements	58
Report of Ernst & Young LLP, Independent Auditors	69
Board of Trustees and Trust Officers	70

Not FDIC Insured
May Lose Value
No Bank Guarantee

Mutual fund investing involves risk, including possible loss of principle.

The Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This information must be preceded or accompanied by a current prospectus for the Golden Oak Funds. Please read the prospectus carefully before you invest or send money.

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Golden Oak Family of Funds. This report covers the 12-month reporting period from February 1, 2002 through January 31, 2003. It includes commentary by each fund's portfolio manager, as well as a complete list of portfolio holdings and financial statements for each fund.

Concerns over the U.S. economy and the conflict with Iraq were among the factors that caused stocks to record their third consecutive year of negative returns in 2002. Bonds, in contrast, continued to deliver positive returns. A fund-by-fund performance overview follows.

Growth Portfolio

This fund provides investors with the opportunity to participate in the growth of large, established companies with records of earnings growth. At the end of the 12-month reporting period, the fund's diversified holdings included such household names as Amazon, American Express, Coca-Cola, Dell Computer, FedEx, Fox Entertainment Group, General Electric, Intel, Microsoft, PetSmart, Procter & Gamble, and Wal-Mart. In an extremely difficult environment for stocks, which saw prices decline across the board, the fund's Institutional Shares total return was (27.32)% during the 12-month reporting period, while Class A Shares total return was (27.50)%, or (31.65)% adjusted for the 5.75% sales charge. The fund ended the reporting period with net assets totaling $45.8 million.

Value Portfolio

This fund is managed to pursue long-term capital appreciation by investing in common stocks of medium to large companies that appear to be undervalued relative to a company's earnings. At the end of the 12-month reporting period, the fund's holdings included Allstate, AT&T, Bank of America, Clear Channel Communications, Exxon Mobil, IBM, Merrill Lynch, Pfizer, and Verizon. Due to the stock market's broad decline during the 12-month reporting period, the fund's Institutional Shares total return was (17.45)% while Class A Shares total return was (17.64)%, or (22.35)% adjusted for the 5.75% sales charge. Institutional Shares paid dividends from income totaling $0.04 per share while Class A Shares paid dividend income totaling $0.02 per share. At the end of the reporting period, the fund's net assets totaled $68.4 million.

Small Cap Value Portfolio

For a more aggressive approach to stocks, this fund pursues long-term capital appreciation by investing in small companies that appear undervalued.* Due to a decline in the value of small cap stocks during the 12-month reporting period, the fund's Institutional Shares total return was (14.28)% while Class A Shares total return was (14.53)%, or (19.42)% adjusted for the 5.75% sales charge. Fund assets totaled $37.2 million at the end of the reporting period.

International Equity Portfolio

This fund offers long-term investors the opportunity to participate in the growth of dynamic international companies. It can be a wise complement to U.S. stock holdings, because U.S. and foreign stocks tend to perform in different cycles.** During the 12-month reporting period, international stocks also experienced a decline. As a result, the fund's Institutional Shares total return was (15.77)% while Class A Shares total return was (15.96)%, or (20.85)% adjusted for the 5.75% sales charge. Fund assets totaled $45.0 million at the end of the reporting period.

Intermediate-Term Income Portfolio

This "all around" bond fund pursues income by investing in intermediate-term U.S. government bonds and investment grade corporate bonds. Over the 12-month reporting period, Institutional Shares produced a total return of 9.07% through $0.54 per share in dividend income and a share price increase of $0.34. Class A Shares produced a total return of 8.80%, or 3.93% adjusted for the 4.50% sales charge, through $0.52 per share in dividend income and a share price increase of $0.34. The fund's net assets totaled $106.6 million at the end of the reporting period.

Michigan Tax Free Bond Portfolio

Designed for the tax-sensitive Michigan investor, this fund pursues current income exempt from both federal and Michigan state income taxes through a portfolio of primarily investment grade Michigan municipal securities.† Over the 12-month reporting period, Institutional Shares produced a total return of 6.06% through $0.43 per share in dividend income, $0.03 per share in capital gains and a share price increase of $0.15. Class A Shares produced a total return of 5.70%, or 0.95% adjusted for the 4.50% sales charge, through $0.40 per share in dividend income, $0.03 per share in capital gains and a share price increase of $0.14. The fund's net assets totaled $66.4 million at the end of the reporting period.

Prime Obligation Money Market Portfolio

This money market fund†† pursues daily income, preservation of principal and a high degree of liquidity by investing in a broad range of short-term, high quality money market securities rated in one of the two highest ratings categories. In a historically low interest rate environment, the fund's Institutional Shares paid dividends of $0.01 per share while Class A Shares also paid dividends of $0.01 per share. At the end of the 12-month reporting period, net assets stood at $160.9 million.

Thank you for joining other investors who are pursuing their financial goals through the quality management and diversification of the Golden Oak Family of Funds. We will keep you-up-to-date on your progress through the highest level of service.

Sincerely,

/s/ Peter J. Germain

Peter J. Germain
President

March 15, 2003

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

† Income may be subject to the federal alternative minimum tax.

†† An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment as $1.00 per share, it is possible to lose money by investing in these Funds. Past performance is no guarantee of future results. Yield will vary.

Each Portfolio was established as part of a tax-free reorganization whereby each Portfolio became the successor to a corresponding portfolio of the Golden Oak Family of Funds, which were portfolios of The Arbor Fund ("Former Portfolios"). As such, each Portfolio is the successor to the corresponding Former Portfolio's performance and financial history, effective August 26th, 2002, and the performance of the Portfolio for the periods prior to this date reflects the historical performance of the corresponding Former Portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE--FISCAL YEAR ENDED JANUARY 31, 2003

Golden Oak Growth Portfolio

The 12-month reporting period ended January 31, 2003, proved to be another tough year for US stocks. US large-capitalization stocks, as represented by the Russell 1000 Growth Index,1 declined (28.37)%. By comparison, the Golden Oak Growth Portfolio declined (27.32)% for the Fund's Institutional Shares based on net asset value (NAV) and (27.50)% for the Class A Shares, based on NAV for the fiscal year ended January 31, 2003.2

As 2002 began, the US stock market had come under severe pressure due to widespread accounting irregularities and evidence that the US economy was not recovering as strongly as hoped. As mid-year approached, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings, and rising energy prices pressured equity prices in most developed economies.

During the third quarter, stock prices plummeted in the wake of a deteriorating global economy, earnings disappointments, and the threat of US military action against Iraq. US equities sagged as signs of strain in the consumer pointed to a slower fourth quarter. A worsening job market and higher oil prices appeared to be overwhelming the positive effects of record mortgage refinancing activity.

In October and November, the stock market rebounded strongly on some positive economic data, including a temporary decline in oil prices. During the last two months of the period, however, spiking oil prices, a sagging economy, and worries over the Iraqi situation combined to depress stock prices once more.

Reviewing the performance attribution for the portfolio relative to the Russell 1000 Growth Index for the 12-month reporting period, stock selection in the consumer services, commercial/industrial services, and retail trade sectors contributed to relative outperformance. Holdings in technology and utilities were the largest drag on absolute returns. More specifically, holdings in the managed health industry proved positive, with United Healthcare among the best-performing stocks during the period. By contrast, pharmaceutical holdings such as Bristol Myers Squibb and Pfizer registered sharp declines.

The US stock market remains defensively oriented with direction largely dependent on the latest news on the Iraq situation. The increasing likelihood of war is negative for the market in the short to intermediate term. However, if the Gulf War of the early 1990s is any guide, the markets should snap back strongly once a clear resolution of the situation seems in sight.

Stock selection remains the primary driver of returns. Right now, it is a bottom-up stock pickers' market with good fundamentals being rewarded. The weaker dollar should help multinational corporations. Going forward, we will continue to apply our investment philosophy and process centered on positive, sustainable change and timeliness of investment. This approach has rewarded our clients with capital appreciation over the long term, and we believe it will do so again once we return to a more normalized geopolitical situation.

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

(2) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on the offering price, (i.e., less any applicable sales charge for the Class A Shares was (31.65)%.

Golden Oak Growth Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Growth Portfolio (Institutional Shares) (the "Fund") from February 1, 1993 (start of performance) to January 31, 2003 compared to the Russell 1000 Growth Index (R1000G),2 and the Lipper Large Cap Growth Average (LLCGA).2

Growth of $10,000 as of January 31, 2003
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2/1/1993
1/31/1994
1/31/1995
1/31/1996
1/31/1997
1/31/1998
1/31/1999
1/31/2000
1/31/2001
1/31/2002
1/31/2003
$18,883
$16,841
$16,095
Golden Oak Growth Portfolio IS Shares
R1000G
LLCGA

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(27.32)%
5 Years	(2.51)%
Start of Performance (2/1/1993)	5.35%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and LLCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The R1000G is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged. The LLCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak Growth Portfolio is the successor to the Golden Oak Growth Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak Growth Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Growth Portfolio (Class A Shares) (the "Fund") from June 18, 1993 (start of performance) to January 31, 2003 compared to the Russell 1000 Growth Index (R1000G),2 and the Lipper Large Cap Growth Average (LLCGA).2

AVERAGE ANNUAL TOTAL RETURN3 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(31.65)%
5 Years	(3.94)%
Start of Performance (6/18/1993)	5.06%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and LLCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The R1000G is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LLCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(3) Total returns quoted reflect all applicable sales charges.

† Golden Oak Growth Portfolio is the successor to the Golden Oak Growth Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE

Golden Oak Value Portfolio

The market environment at January 31, 2003 was eerily similar to what we experienced at the beginning of the fiscal year. Shaky consumers and investors, uncertainty regarding the timing and magnitude of a sustainable recovery, and major interest rate cuts all figured prominently late in the year. The fourth quarter brought very welcome relief in the form of positive equity returns, but only mildly easing another disappointing year. Treasuries powered ahead, and with geopolitical concerns in Iraq and North Korea heating up, gold regained much of its former luster.

Despite this challenging situation, the Golden Oak Value Portfolio underperformed the benchmark Russell 1000 Value Index1 by only a slight margin. The Institutional Shares had a total return based on NAV, of (17.45)%, and the Class A Shares total return was (17.64)%2 versus a total return for the Russell 1000 Value Index of (16.93)%. The year was characterized by conflicting scenarios. Growth in corporate earnings turned positive in the second quarter, but was quickly sabotaged by steep drops in consumer confidence. Stocks with positive earnings surprises were penalized while investors turned to deeply cyclical companies with no earnings in anticipation of a market recovery.

Stock selection was very rewarding in the Health Care, Financials and Energy sectors, as the stocks held in the portfolio provided significantly higher returns relative to the same sector in the Russell 1000 Value. Underweight positions in Utilities and Telecommunication Services also contributed positively to portfolio performance. In contrast, stock selection in Industrials and Information Technology, combined with an overweight position in Technology, detracted from portfolio returns.

As short-term uncertainties regarding the improving economic environment and conflict abroad subside, the ongoing recovery will continue to be reflected in stronger market returns and compelling company fundamentals. The Value Portfolio has traditionally enjoyed strong relative performance during such times.

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.

(2) Performance quoted is based on NAV, represents past performance and is no guarantee of future results. Invest return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than original cost. Total return, based on offering price (i.e. less any applicable sales charge) for the Class A Shares was (22.35)%.

Golden Oak Value Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,000 in the Golden Oak Value Portfolio (Institutional Shares) (the "Fund") from January 31, 19931 to January 31, 2003, compared to the Russell 1000 Value Index (RUS1V),2 the Lipper Growth & Income Funds Index (LGIF),2 the Lipper Growth & Income Funds Average (LGIFA),2,3 and the Lipper Large Cap Value Funds Average (LLCVFA).2,3

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/31/1993
1/31/1994
1/31/1995
1/31/1996
1/31/1997
1/31/1998
1/31/1999
1/31/2000
1/31/2001
1/31/2002
1/31/2003
$26,453
$21,295
$21,114
$20,763
$19,512
Golden Oak Value Portfolio Institutional Shares
RUS1V
LGIF
LGIFA
LLCVFA

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(17.45)%
5 Years	(1.05)%
10 Years	7.58%
Start of Performance (2/28/1985)	9.45%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Performance for the period prior to June 23, 1997, when the Golden Oak Value Portfolio of The Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser's common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been, the common trust fund's performance might have been lower.

(2) The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V, LGIF, LGIFA, and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and averages. The RUS1V and the LGIF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes and averages are unmanaged.

(3) The LGIFA and the LLCVFA represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak Value Portfolio is the successor to the Golden Oak Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak Value Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Value Portfolio (Class A Shares) (the "Fund") from January 31, 19932 to January 31, 2003, compared to the Russell 1000 Value Index (RUS1V),1 the Lipper Growth & Income Funds Index (LGIF),1 the Lipper Growth & Income Funds Average (LGIFA),1,3 and the Lipper Large Cap Value Funds Average (LLCVFA).1,3

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$26,453
$21,295
$21,114
$19,512
$18,995
1/31/1993
1/31/1994
1/31/1995
1/31/1996
1/31/1997
1/31/1998
1/31/1999
1/31/2000
1/31/2001
1/31/2002
1/31/2003
Golden Oak Value Portfolio Class A Shares
RUS1V
LGIF
LGIFA
LLCVFA

AVERAGE ANNUAL TOTAL RETURN4 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(22.35)%
5 Years	(2.49)%
10 Years	6.63%
Start of Performance (2/28/1985)	8.78%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V, LGIF, LGIFA, and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and averages. The RUS1V and the LGIF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes and averages are unmanaged.

(2) Performance for the period prior to June 23, 1997, when the Golden Oak Value Portfolio of The Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser's common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been, the common trust fund's performance might have been lower.

(3) The LGIFA and the LLCVFA represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(4) Total returns quoted reflect all applicable sales charges.

† Golden Oak Value Portfolio is the successor to the Golden Oak Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE

Golden Oak Small Cap Value Portfolio

The market environment at January 31, 2003 was eerily similar to what we experienced at the beginning of the fiscal year. Shaky consumers and investors, uncertainty regarding the timing and magnitude of a sustainable recovery, and major interest rate cuts all figured prominently late in the year. The fourth quarter brought very welcome relief in the form of positive equity returns, but only mildly easing another disappointing year. Treasuries powered ahead, and with geopolitical concerns in Iraq and North Korea heating up, gold regained much of its former luster.

Despite this challenging situation, the Golden Oak Small Cap Value Portfolio significantly outperformed the benchmark Russell 2000 Value Index1 .. The Institutional Shares had a total return based on NAV of (14.28)% and the Class A Share's total return was (14.53)% versus a total return of (15.04)% for the Russell 2000 Value Index. The year was characterized by conflicting scenarios. Growth in corporate earnings turned positive in the second quarter, but was quickly sabotaged by steep drops in consumer confidence. Stocks with positive earnings and strong free cash flow were penalized while investors turned to deeply cyclical companies with no earnings in anticipation of a market recovery.

Stock selection was very rewarding in the Energy, Industrials and Consumer Staples sectors, as the stocks held in the portfolio provided significant positive returns versus negative performance in the same sectors in the Russell 2000 Value. An overweight position in Consumer Staples also contributed positively to portfolio performance. In contrast, an overweight position in Information Technology and underweight in Financials detracted from portfolio returns.

As short-term uncertainties regarding the improving economic environment and conflict abroad subside, the ongoing recovery will continue to be reflected in stronger market returns and compelling company fundamentals. These are key factors that we believe should contribute positively to the Small Cap Value Portfolio strategy.

(1) The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.

(2) Performance quoted is based on NAV, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return, based on offering price (i.e. less any applicable sales charge) for the Class A Shares was (19.42)%.

Golden Oak Small Cap Value Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Small Cap Value Portfolio (Institutional Shares) (the "Fund") from September 1, 1999 (start of performance) to January 31, 2003 compared to the Russell 2000 Value Index (RU2000V),2 and the Lipper Small Cap Value Average (LSCVA).3

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(14.28)%
Start of Performance (9/1/1999)	8.21%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2000V and LSCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The RU2000V is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

(3) The LSCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak Small Cap Portfolio is the successor to the Golden Oak Small Cap Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak Small Cap Value Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak Small Cap Value Portfolio (Class A Shares) (the "Fund") from September 1, 1999 (start of performance) to January 31, 2003 compared to the Russell 2000 Value Index (RU2000V),2 and the Lipper Small Cap Value Average (LSCVA).3

AVERAGE ANNUAL TOTAL RETURN4 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(19.42)%
Start of Performance (9/1/1999)	6.06%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $9,425 in the Fund's Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's Class A Shares performance assumes the reinvestment of all dividends and distributions. The RU2000V and LSCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The RU2000V is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

(3) The LSCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(4) Total returns quoted reflect all applicable sales charges.

† Golden Oak Small Cap Portfolio is the successor to the Golden Oak Small Cap Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE

Golden Oak International Equity Portfolio

2002 was yet another challenging year for equity investors around the world as markets continued to be afflicted by a plethora of issues including a soft global economy, geopolitical concerns and fears of terrorism. In this turbulent environment, the Golden Oak International Equity Portfolio's Institutional shares returned (15.77)%, and the Class A Shares returned (15.96)%1 outperforming the Lipper International Equity Peer Average2, which returned (16.44)%, but lagging the MSCI Europe, Australasia and Far East (MSCI EAFE) Index3, which lost (14.94)%, for the fiscal year ended January 31, 2003.

While the performance of the bell-weather international equity benchmark was abysmal for the year on an absolute basis, the MSCI EAFE Index finally managed to outperform US stocks, in a reversal of recent trends. The MSCI USA Index fell by an even more precipitous 21%, while the NASDAQ Composite lost in excess of 30%4. Currency affects aside, the principal source of the outperforming of international stocks was, surprisingly enough, Japan, which fell by a comparatively modest 8%. On the other side of the spectrum in the international equity markets, Germany spectacularly confirmed its status as the incognizant sick man of Europe. The German index fell by a third, and in the process even managed to underperform that paragon of financial rectitude, Brazil.

The global economic picture deteriorated inexorably over the year. Output growth continues to be sluggish in nominal terms with only the composition of the aggregate numbers changing at the margin. In the US, Consumer Confidence fell sharply late in the year, which hopefully signals the onset of a much-needed balance sheet adjustment for US consumers. Meanwhile, the US budgetary position has undergone an unprecedented deterioration from a $235 billion surplus in 2000, to a likely $275 billion deficit in 2003.

Outside of the US, the European Central Bank, at last moved to stave off growing deflationary pressures in Continental Europe by cutting interest rates while economic conditions in Japan continued to be dominated by the same deflationary trends that have been in place now for several years.

The currency markets were dominated by the accelerating decline in the US dollar against all major currencies, especially the Euro (down 27% to Euro 1.08 over the year). US dependence on foreign investors to fund its consumption habits has been its central vulnerability for a number of years, which contributed to the weakening trend. The recent change in the Bush economic team has also been interpreted as a confirmation that the strong dollar policies adopted by the Clinton Administration are being abandoned. Recent comments by Federal Reserve Governor Ben Bernanke on the adoption of "unorthodox" monetary policy measures if the economy proves impervious to rate cuts also did little to inspire the confidence of overseas holders of dollar assets. With Japanese authorities trying to talk down the external value of the Yen, it was hardly surprising to see the Gold price rise sharply throughout the year to a five year high of over $340/oz.

For the 12-month reporting period ended January 31, 2003, asset allocation considerations contributed positively to fund performance with the fund's overweight position in Emerging Markets (ex Latin America), and an underweight position in Europe being the main drivers. The fund's South African gold investment, which effectively doubled over the period, contributed considerably to performance.5 Small capitalization counters outperformed broader indices by a wide margin for the year, which also benefited the fund. We increased the fund's exposure to this asset class from below 10% at the start of the year to approximately 15% by year-end. Industry selection was broadly neutral with the value added from our heavy underweight positions in Financials and Information Technology being negated by an under-representation in Energy and Materials, which performed well, and an overweight to the lagging Industrials. Stock selection in both Europe and Japan proved to be a negative feature, not fully offset by excellent stock selection in Emerging Markets.

Looking ahead, we believe world equity markets will continue to be dominated by low nominal Gross Domestic Product (GDP) growth, slowing personal consumption, a muted recovery in corporate capital expenditure and excess capacity that ensures weak pricing power for companies. This will likely result in muted earnings growth and continued high risk premiums for equities. We currently believe that earnings expectations are too high given these factors and that the risk of further disappointment has only been exacerbated by recent currency swings.

As a result, we expect 2003 will be little different from 2002, with a few key exceptions. First, the current bear market is relatively mature and valuations (outside the US) have reverted to more normal levels by historical measures. Additionally, it also now seems clear that the authorities are determined to use whatever unorthodox means necessary, at whatever cost, to re-inflate demand and bail out the private sector from the consequences of its own folly. Whether these actions will ultimately prove successful remains, to be seen.

Despite these issues, it is difficult to envision a year of strong absolute returns for international equities. Whether we see a fourth consecutive year of declines for the first time since the Great Depression will depend squarely on the success of concerted re-flationary efforts on global demand and a swift and successful resolution to the Iraqi conflict. Investor confidence is likely to wax and wane throughout the year in this environment and we are therefore likely to experience more of the same debilitating volatility that has become characteristic of equity markets in the 21st century.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price (i.e., less than any applicable sales charge), for Class A Shares was (20.85)%.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

(3) The MSCI EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance date is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

(4) The MSCI USA index is an unmanaged market value-weighted average of over 500 companies listed on U.S. stock exchanges. The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

(5) Investments in gold and precious metals may be subject to additonal risks.

Golden Oak International Equity Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak International Equity Portfolio (Institutional Shares) (the "Fund") from July 10, 2000 (start of performance) to January 31, 2003 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),2 and the Lipper International Average (LIA).2

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(15.77)%
Start of Performance (7/10/2000)	(19.94)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and LIA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The MSCI EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LIA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak International Equity Portfolio is the successor to the Golden Oak International Equity Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak International Equity Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak International Equity Portfolio (Class A Shares) (the "Fund") from July 10, 2000 (start of performance) to January 31, 2003, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and the Lipper International Average (LIA).2

AVERAGE ANNUAL TOTAL RETURN3 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	(20.85)%
Start of Performance (7/10/2000)	(21.96)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and LIA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2) The MSCI EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LIA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(3) Total returns quoted reflect all applicable sales charges.

† Golden Oak International Equity Portfolio is the successor to the Golden Oak International Equity Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE

Golden Oak Intermediate-Term Income Portfolio

The Portfolio returned 9.07% for the fund's Institutional shares and 8.80% for the Class A shares for the for the 12-month reporting period ended January 31, 20031 .. Performance fell short of the benchmark Lehman U.S. Government/Credit Index at 10.22%2 but ahead of the Lipper Intermediate Investment-Grade Debt Average of 7.63%3 .. The Portfolio's underweighting in Treasury bonds and shorter than the index duration4 were the primary causes of underperformance relative to the Index. However, fewer credit problems helped the Portfolio outperform its peer group.

Last year at this time expectations were set for a robust economic recovery for 2002 with 6% GDP growth, but less than 3% growth was actually realized. These results surprised most market watchers as they were also caught off guard by excessive corporate accounting fraud, increasing geopolitical worries and the continuing manufacturing recession, which led to rising unemployment. The resulting dismal corporate earnings picture pushed equity prices lower and investors moved money into safer Treasury bonds, which increased bond returns. Only consumer spending for homes and autos, driven by record low interest rates, kept the economy from sliding into the dreaded double dip recession.

2003 may be a recovering year for stocks, but not a good one for bonds. Expect a bumpy ride with the economic recovery gaining strength as consumers continue to spend and are joined during the year by stronger manufacturing and government spending. Employment, particularly in the manufacturing sector, should pick up by year end. GDP will grow at an average 4% rate keeping inflation in check at a 2% level. As additional support, Federal Reserve Chairman Alan Greenspan has demonstrated that he stands ready to take appropriate action to ensure economic growth and President Bush has announced an economic stimulus package for 2003. All of this adds up to moderately stronger equity performance, but higher interest rates and weaker bond returns.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price (i.e., less than any applicable sales charge), for Class A Shares was 3.93%.

(2) The Lehman U.S. Government/Credit Index is an unmanaged index representing all publicly traded non convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. Indexes are unmanaged and investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

(4) Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Golden Oak Intermediate-Term Income Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Intermediate-Term Income Portfolio (Institutional Shares) (the "Fund") from February 1, 1993 (start of performance) to January 31, 2003 compared to the Lehman Brothers U.S. Government/Credit Total Index (LBGCT),2,3 the Lehman Brothers Aggregate Bond Index (LBAB)2,3 and the Lipper Intermediate Investment-Grade Debt Average (LIIGDA).4

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	9.07%
5 Years	6.50%
Start of Performance (2/1/1993)	6.05%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT, LBAB and LIIGDA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

(2) The LBGCT and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

(3) The Adviser has elected to change the benchmark index from the LBGCT to the LBAB because the LBAB is more representative of the securities in which the Fund currently invests.

(4) The LIIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak Intermediate-Term Portfolio is the successor to the Golden Oak Intermediate-Term Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak Intermediate-Term Income Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Intermediate-Term Income Portfolio (Class A Shares) (the "Fund") from June 18, 1993 (start of performance) to January 31, 2003 compared to the Lehman Brothers U.S. Government/Credit Total Index (LBGCT),2,3 the Lehman Brothers Aggregate Bond Index (LBAB)2,3 and the Lipper Intermediate Investment-Grade Debt Average (LIIGDA).4

AVERAGE ANNUAL TOTAL RETURN5 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	3.93%
5 Years	5.27%
Start of Performance (6/18/1993)	5.24%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $9,550 in the Fund's Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT, LBAB and LIIGDA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

(2) The LBGCT and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

(3) The Adviser has elected to change the benchmark index from the LBGCT to the LBAB because the LBAB is more representative of the securities in which the Fund currently invests.

(4) The LIIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(5) Total returns quoted reflect all applicable sales charges.

† Golden Oak Intermediate-Term Portfolio is the successor to the Golden Oak Intermediate-Term Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

MANAGERS' DISCUSSION OF FUND PERFORMANCE

Golden Oak Michigan Tax Free Bond Portfolio

For the 12 month reporting period ended January 31, 2003, Institutional shares of the Golden Oak Michigan Tax Free Bond Portfolio had a total return of 6.06% as compared to the Merrill Lynch 1-12 Year Municipal Index's (the "Index") 7.69% total return1. The SEC 30 day yield was 2.71%. Class A shares had a total return of 5.70% for the reporting period and an SEC 30 day yield of 2.44% on January 31, 20032 .

The year proved to be challenging as expectations for economic recovery failed to materialize, geopolitical tensions increased, stock prices plunged and interest rates continued to decline. The Portfolio's shorter duration3 (75% of the Index's duration) limited the upside performance versus the Index, but returns remained attractive compared to other asset classes like stocks and cash.

The 2003 outlook is for geopolitical issues to be resolved, the economy to continue its recovery and interest rates to begin to rise as inflation fears creep back into the fixed income markets. We believe the Portfolio's defensive duration structure is well positioned for these expectations.

(1) The Merrill Lynch 1-12 year Municipal Index is an unmanaged index tracking municipal securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

(2) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price (i.e., less than any applicable sales charge), for Class A Shares was 0.95%.

(3) Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Golden Oak Michigan Tax Free Bond Portfolio

Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Michigan Tax Free Bond Portfolio (Institutional Shares) (the "Fund") from January 31, 19932 to January 31, 2003 compared to the Merrill Lynch 1-12 Year Municipal Index (ML1-12M),3 the Lehman Brothers 3-10 Year Municipal Index (LB3-10MBI)3 and the Lipper Michigan Municipal Debt Funds Average (LMMDFA).4

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
1/31/1993
1/31/1994
1/31/1995
1/31/1996
1/31/1997
1/31/1998
1/31/1999
1/31/2000
1/31/2001
1/31/2002
1/31/2003
$18,132
$17,399
$17,198
$16,530
Golden Oak Michigan Tax Free Bond Portfolio Institutional Shares
LMMDFA
ML1-12M
LB3-10MBI

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	6.06%
5 Years	4.81%
10 Years	5.15%
Start of Performance (4/30/1987)	5.56%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-12M, LB3-10MBI and LMMDFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

(2) Performance for the period prior to June 23, 1997, when the Golden Oak Michigan Tax Free Bond Fund of The Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser's common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been, the common trust fund's performance might have been lower.

(3) The ML1-12MI and LB3-10MBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

(4) The LMMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

† Golden Oak Michigan Tax Free Bond Portfolio is the successor to the Golden Oak Michigan Tax Free Bond Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Golden Oak Michigan Tax Free Bond Portfolio

Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in the Golden Oak Michigan Tax Free Bond Portfolio (Class A Shares) (the "Fund") from January 31, 1993,2 to January 31, 2003 compared to the Merrill Lynch 1-12 Year Municipal Index, (ML1-12MI),3 the Lehman Brothers 3-10 Year Municipal Index (LB3-10MBI)3 and the Lipper Michigan Municipal Debt Funds Average (LMMDFA).4

AVERAGE ANNUAL TOTAL RETURN5 FOR THE PERIODS ENDED JANUARY 31, 2003

1 Year	0.95%
5 Years	3.62%
10 Years	4.41%
Start of Performance (4/30/1987)	4.98%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Represents a hypothetical investment of $9,550 in the Fund's Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-12MI, LB3-10MBI and LMMDFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

(2) Performance for the period prior to June 23, 1997, when the Golden Oak Michigan Tax Free Bond Fund of The Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser's common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been, the common trust fund's performance might have been lower.

(3) The ML1-12MI and LB3-10MBI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

(4) The LMMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

(5) Total returns quoted reflect all applicable sales charges.

† Golden Oak Michigan Tax Free Bond Portfolio is the successor to the Golden Oak Michigan Tax Free Bond Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Fund portfolio.

Portfolio of Investments

Golden Oak Growth Portfolio
January 31, 2003

Shares			Value
Common Stocks--96.4%
		Aerospace/Defense--0.8%
7,400		Lockheed Martin Corp.	$377,770

		Air Freight & Logistics--1.1%
9,200		FedEx Corp.	483,920

		Banks--2.2%
16,800		U.S. Bancorp	354,480
18,700		Wachovia Corp.	672,639

		Total Banks	1,027,119

		Biotechnology--3.4%
21,500	(1)	Amgen, Inc.	1,095,640
13,500	(1)	Gilead Sciences, Inc.	471,150

		Total Biotechnology	1,566,790

		Computer Software--10.5%
21,200	(1)	BMC Software, Inc.	373,756
7,100	(1)	Intuit, Inc.	313,110
51,000		Microsoft Corp.	2,420,460
81,600	(1)	Oracle Corp.	981,648
7,900	(1)	Symantec Corp.	368,772
18,500	(1)	Veritas Software Corp.	337,662

		Total Computer Software	4,795,408

		Computers & Services--8.8%
6,000	(1)	Affiliated Computer Services, Inc., Class A	325,320
103,100	(1)	Cisco Systems, Inc.	1,378,447
43,500	(1)	Dell Computer Corp.	1,037,910
59,900	(1)	EMC Corp. Mass	461,230
10,300		International Business Machines Corp.	805,769

		Total Computers & Services	4,008,676

		Containers & Packaging--2.1%
8,600		Ball Corp.	451,500
25,200	(1)	Pactiv Corp.	514,332

		Total Containers & Packaging	965,832

		Cosmetics & Toiletries--1.6%
8,500		Procter & Gamble Co.	727,345

		Diversified Manufacturing--6.3%
6,000		3M Co.	747,300
92,100		General Electric Co.	2,131,194

		Total Diversified Manufacturing	2,878,494

		Financial Services--4.9%
22,000		American Express Co.	781,660
14,000		Citigroup, Inc.	481,320
15,000		Federal National Mortgage Association	970,500

		Total Financial Services	2,233,480

Common Stocks--continued
		Food, Beverage & Tobacco--4.9%
7,900		Anheuser-Busch Cos., Inc.	$375,013
18,800		Coca-Cola Co.	760,648
21,600		Coca-Cola Enterprises, Inc.	475,848
26,400		ConAgra, Inc.	647,592

		Total Food, Beverage & Tobacco	2,259,101

		Health Care Equipment & Supplies--4.8%
10,900	(1)	Boston Scientific Corp.	440,905
12,000		Dentsply International, Inc.	402,960
18,000		Medtronic, Inc.	808,560
13,500	(1)	Zimmer Holdings, Inc.	553,500

		Total Health Care Equipment & Supplies	2,205,925

		Household Durables--0.9%
8,800		Fortune Brands, Inc.	387,816

		Insurance--3.6%
15,800		American International Group, Inc.	855,096
8,900		Progressive Corp., OH	430,226
4,300		UnitedHealth Group, Inc.	377,970

		Total Insurance	1,663,292

		Medical Products & Services--3.3%
28,100		Johnson & Johnson	1,506,441

		Miscellaneous Business Services--0.8%
10,600	(1)	ChoicePoint, Inc.	381,600

		Multimedia--5.3%
23,000	(1)	Fox Entertainment Group, Inc., Class A	635,490
10,100		Tribune Co.	488,840
21,100	(1)	Viacom, Inc., Class B	813,405
13,600	(1)	Westwood One, Inc.	507,416

		Total Multimedia	2,445,151

		Petroleum & Fuel Products--0.9%
6,900		Apache Corp.	430,629

		Pharmaceuticals--12.3%
17,700		Abbott Laboratories	674,724
10,200	(1)	Forest Laboratories, Inc., Class A	527,850
22,500		Merck & Co., Inc.	1,246,275
92,250		Pfizer, Inc.	2,800,710
9,600		Teva Pharmaceutical Industries Ltd., ADR	368,640

		Total Pharmaceuticals	5,618,199

		Retail--8.7%
21,700	(1)	Amazon.com, Inc.	474,145
4,500	(1)	AutoZone, Inc.	295,695
8,800	(1)	Kohl's Corp.	460,856
11,100	(1)	Michaels Stores, Inc.	374,625
18,900	(1)	PetSmart, Inc.	283,500
10,300		Ross Stores, Inc.	401,803
Common Stocks--continued
		Retail--continued
19,500	(1)	Staples, Inc.	$334,815
17,800	(1)	USA Networks, Inc.	391,778
20,200		Wal-Mart Stores, Inc.	965,560

		Total Retail	3,982,777

		Schools--1.0%
9,950	(1)	Apollo Group, Inc., Class A	442,377

		Semi-Conductors/Instruments--5.5%
93,100		Intel Corp.	1,457,946
19,400		Microchip Technology, Inc.	428,546
9,500	(1)	Qlogic Corp.	316,160
19,400		Texas Instruments, Inc.	308,460

		Total Semi-Conductors/Instruments	2,511,112

		Telephones & Telecommunication--2.7%
37,200	(1)	NEXTEL Communications, Inc., Class A	469,464
20,400	(1)	Qualcomm, Inc.	768,264

		Total Telephones & Telecommunication	1,237,728

		Total Common Stocks (identified cost $51,441,060)	44,136,982

		Mutual Fund--2.8%
1,268,223		Prime Value Obligations Fund, Institutional Shares (at net asset value)	1,268,223

		Total Investments (identified cost $52,709,283)(2)	$45,405,205

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $53,285,967.

Note: The categories of investments are shown as a percentage of net assets ($45,779,967) at January 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak Value Portfolio
January 31, 2003

Shares			Value
Common Stocks--97.7%
		Aerospace/Defense--4.5%
34,400		Boeing Co.	$1,086,696
16,700		General Dynamics Corp.	1,104,538
14,000		United Technologies Corp.	890,120

		Total Aerospace/Defense	3,081,354

		Automotive--2.0%
34,700	(1)	Lear Corp.	1,398,410

		Banks--11.7%
37,000		Bank of America Corp.	2,591,850
22,400		National Commerce Financial Corp.	530,656
61,700		Sovereign Bancorp, Inc.	840,354
74,000		Wachovia Corp.	2,661,780
28,600		Wells Fargo & Co.	1,354,782

		Total Banks	7,979,422

		Biotechnology--0.8%
17,200	(1)	Genzyme Corp.	555,388

		Chemicals--1.0%
22,500		Rohm & Haas Co.	694,125

		Commercial Services & Supplies--0.6%
41,700	(1)	Allied Waste Industries, Inc.	407,826

		Communications Equipment--1.1%
14,800	(1)	Cisco Systems, Inc.	197,876
37,400		Nokia Oyj, Class A, ADR	538,186

		Total Communications Equipment	736,062

		Computer Software--1.2%
24,100	(1)	Amdocs Ltd.	313,059
28,800	(1)	BMC Software, Inc.	507,744

		Total Computer Software	820,803

		Computers & Services--2.9%
118,600	(1)	EMC Corp. Mass	913,220
13,600		International Business Machines Corp.	1,063,928

		Total Computers & Services	1,977,148

		Cosmetics & Toiletries--1.9%
12,600		Estee Lauder Cos., Inc., Class A	380,142
10,800		Procter & Gamble Co.	924,156

		Total Cosmetics & Toiletries	1,304,298

		Diversified Manufacturing--1.4%
17,400		Lennar Corp.	937,164

		Electric Utilities/Services--5.3%
26,500	(1)	Edison International	326,745
35,100		Exelon Corp.	1,787,643
14,200		FPL Group, Inc.	829,138
19,400		PPL Corp.	679,000

		Total Electric Utilities/Services	3,622,526

Common Stocks--continued
		Electrical Equipment--0.3%
8,900		Rockwell International Corp.	$205,145

		Electronic Equipment & Instruments--1.3%
15,000	(1)	Agilent Technologies, Inc.	247,200
42,600	(1)	American Power Conversion Corp.	662,856

		Total Electronic Equipment & Instruments	910,056

		Financial Services--12.1%
31,900		American Express Co.	1,133,407
15,700		Bear Stearns Cos., Inc.	974,185
56,033		Citigroup, Inc.	1,926,415
11,400		Countrywide Financial Corp.	628,824
14,700		Federal National Mortgage Association	951,090
6,000		Goldman Sachs Group, Inc.	408,600
27,500		J.P. Morgan Chase & Co.	641,850
21,200		Merrill Lynch & Co., Inc.	742,424
21,900		Morgan Stanley	830,010

		Total Financial Services	8,236,805

		Food, Beverage & Tobacco--3.1%
27,200		Altria Group, Inc.	1,030,064
12,700		Coca-Cola Co.	513,842
15,000	(1)	Dean Foods Co.	582,300

		Total Food, Beverage & Tobacco	2,126,206

		Insurance--6.2%
13,500		Allstate Corp.	475,065
10,825		American International Group, Inc.	585,849
30,996		Lincoln National Corp.	999,621
8,000		MGIC Investment Corp.	345,040
15,500		Marsh & McLennan Cos., Inc.	660,765
27,300		RenaissanceRe Holdings Ltd.	1,072,071
1,838		Travelers Property Casualty Corp., Class A	29,788
3,775		Travelers Property Casualty Corp., Class B	61,381

		Total Insurance	4,229,580

		Media--4.3%
27,000	(1)	Clear Channel Communications, Inc.	1,082,160
26,268	(1)	Comcast Corp., Class A	699,517
42,300	(1)	Fox Entertainment Group, Inc., Class A	1,168,749

		Total Media	2,950,426

		Medical Products & Services--3.8%
12,100	(1)	AdvancePCS	351,626
24,300	(1)	Anthem, Inc.	1,508,544
14,000		Johnson & Johnson	750,540

		Total Medical Products & Services	2,610,710

		Metals & Metals Industries--1.9%
46,000		Alcan, Inc.	1,301,800

Common Stocks--continued
		Paper & Paper Products--1.9%
30,400		Temple-Inland, Inc.	$1,313,888

		Petroleum & Fuel Products--1.9%
23,000		ENSCO International, Inc.	619,620
23,200		Tidewater, Inc.	675,120

		Total Petroleum & Fuel Products	1,294,740

		Petroleum Refining--7.6%
17,700		ChevronTexaco Corp.	1,139,880
24,000		ConocoPhillips	1,156,560
85,000		Exxon Mobil Corp.	2,902,750

		Total Petroleum Refining	5,199,190

		Pharmaceuticals--2.8%
27,700		Bristol-Myers Squibb Co.	653,443
29,000		Pfizer, Inc.	880,440
13,300	(1)	Watson Pharmaceuticals, Inc.	402,724

		Total Pharmaceuticals	1,936,607

		Recreation--2.3%
14,700	(1)	Aramark Corp., Class B	329,133
8,000	(1)	Brinker International, Inc.	238,000
40,700		Carnival Corp., Class A	980,870

		Total Recreation	1,548,003

		Retail--3.0%
24,500	(1)	Abercrombie & Fitch Co., Class A	682,080
21,000	(1)	Michaels Stores, Inc.	708,750
38,400	(1)	Staples, Inc.	659,328

		Total Retail	2,050,158

		Semi-Conductors/Instruments--2.3%
29,900	(1)	Analog Devices, Inc.	715,507
53,200		Intel Corp.	833,112

		Total Semi-Conductors/Instruments	1,548,619

		Telephone & Telecommunication--8.5%
9,200		Alltel Corp.	431,204
16,240		AT&T Corp.	316,355
144,100	(1)	AT&T Wireless Services, Inc.	874,687
43,500	(1)	NEXTEL Communications, Inc., Class A	548,970
77,400		Verizon Communications	2,962,872
35,000		Vodafone Group PLC, ADR	659,750

		Total Telephone & Telecommunication	5,793,838

		Total Common Stocks (identified cost $70,478,210)	66,770,297

Mutual Fund--1.7%
1,164,389		Prime Value Obligations Fund, Institutional Shares (at net asset value)	$1,164,389

		Total Investments (identified cost $71,642,599)(2)	$67,934,686

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $71,845,424.

Note: The categories of investments are shown as a percentage of net assets ($68,359,797) at January 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak Small Cap Value Portfolio
January 31, 2003

Shares			Value
Common Stocks--99.6%
		Aerospace/Defense--4.1%
12,200	(1)	DRS Technologies, Inc.	$320,250
23,900		Elbit Systems Ltd.	370,187
35,100	(1)	United Defense Industries, Inc.	833,625

		Total Aerospace/Defense	1,524,062

		Air Transportation--1.7%
31,000	(1)	Offshore Logistics, Inc.	627,130

		Apparel/Textiles--3.6%
11,000	(1)	Columbia Sportswear Co.	390,720
60,000		The First Years, Inc.	559,800
59,000	(1)	Tommy Hilfiger Corp.	383,500

		Total Apparel/Textiles	1,334,020

		Automotive--3.9%
29,000		ArvinMeritor, Inc.	492,710
5,000	(1)	Lear Corp.	201,500
14,300		Modine Manufacturing Co.	231,660
9,900		Polaris Industries, Inc.	510,444

		Total Automotive	1,436,314

		Banks--7.9%
55,700		Colonial BancGroup, Inc.	659,488
5,000		PFF Bancorp, Inc.	163,250
20,130		Republic Bancorp, Inc.	249,209
17,500		Sky Financial Group, Inc.	358,750
27,200		Washington Federal, Inc.	663,680
23,000		Webster Financial Corp. Waterbury	837,890

		Total Banks	2,932,267

		Building & Construction--2.1%
18,200	(1)	Dycom Industries, Inc.	233,870
12,600		Lafarge Corp.	374,472
4,700		Ryland Group, Inc.	186,308

		Total Building & Construction	794,650

		Chemicals--4.7%
22,600		Albemarle Corp.	593,250
26,300		Ferro Corp.	604,900
15,000		Lubrizol Corp.	445,950
7,100		Schulman (A.), Inc.	106,571

		Total Chemicals	1,750,671

		Communications Equipment--3.8%
97,000	(1)	3Com Corp.	410,310
61,500	(1)	Ditech Communications Corp.	159,285
21,700		Harris Corp.	677,040
6,600		Scientific-Atlanta, Inc.	73,260
9,600	(1)	Universal Electronics, Inc.	92,918

		Total Communications Equipment	1,412,813

Common Stocks--continued
		Computer Software--4.6%
10,500	(1)	Activision, Inc.	$152,775
28,000	(1)	Progress Software Corp.	401,800
47,800	(1)	Sybase, Inc.	687,364
22,400	(1)	Take-Two Interactive Software, Inc.	474,656

		Total Computer Software	1,716,595

		Consumer Products--3.8%
29,700	(1)	American Greetings Corp., Class A	412,830
10,000		K Swiss, Inc., Class A	254,000
23,700	(1)	Timberland Co., Class A	733,515

		Total Consumer Products	1,400,345

		Electrical Utilities/Services--1.8%
24,500		MGE Energy, Inc.	662,725

		Electronic Equipment & Instruments--1.0%
2,700	(1)	Genlyte Group, Inc.	79,977
11,500		Smith (A.O.) Corp.	298,885

		Total Electronic Equipment & Instruments	378,862

		Financial Services--2.1%
22,200	(1)	Labranche & Co., Inc.	527,916
13,700		Waddell & Reed Financial, Inc., Class A	250,573

		Total Financial Services	778,489

		Food, Beverage & Tobacco--5.7%
24,500	(1)	Constellation Brands, Inc., Class A	614,215
9,000		Coors Adolph Co., Class B	541,800
25,000		Interstate Bakeries Corp.	365,000
9,400	(1)	J&J Snack Foods Corp.	249,382
8,500		Lancaster Colony Corp.	333,455

		Total Food, Beverage & Tobacco	2,103,852

		Household Furniture & Fixtures--3.3%
8,800		American Woodmark Corp.	305,800
11,700	(1)	Applied Films Corp.	189,540
19,500		Ethan Allen Interiors, Inc.	615,225
9,100	(1)	Griffon Corp.	123,032

		Total Household Furniture & Fixtures	1,233,597

		Insurance--2.9%
7,600	(1)	Ohio Casualty Corp.	92,568
21,400		Phoenix Companies, Inc.	177,620
34,700		Selective Insurance Group, Inc.	813,368

		Total Insurance	1,083,556

		Machinery--0.4%
7,300	(1)	AGCO Corp.	130,670

		Measuring Devices--1.4%
19,900	(1)	Orbotech Ltd.	259,695
18,700	(1)	Photon Dynamics, Inc.	252,824

		Total Measuring Devices	512,519

Common Stocks--continued
		Media--0.6%
9,000	(1)	Hearst-Argyle Television, Inc.	$219,420

		Medical Products & Services--3.6%
23,200		Datascope Corp.	529,192
11,000	(1)	Edwards Lifesciences Corp.	280,610
50,000		Hooper Holmes, Inc.	270,000
9,900	(1)	LifePoint Hospitals, Inc.	254,430

		Total Medical Products & Services	1,334,232

		Metals & Metals Industries--0.4%
4,700		Quanex Corp.	144,290

		Miscellaneous Business Services--0.6%
14,600	(1)	Forrester Research, Inc.	221,044

		Miscellaneous Capital Goods--1.7%
26,900		Lennox International, Inc.	344,589
12,500		York International Corp.	297,000

		Total Miscellaneous Capital Goods	641,589

		Office Equipment--0.6%
28,300		Ikon Office Solutions, Inc.	219,325

		Office Furniture & Fixtures--2.2%
26,000		HON Industries, Inc.	673,920
7,600		Miller Herman, Inc.	135,964

		Total Office Furniture & Fixtures	809,884

		Office Supplies--1.4%
19,500		Wallace Computer Services, Inc.	519,480

		Paper & Paper Products--3.7%
13,500		Boise Cascade Corp.	322,785
50,000		Glatfelter (P.H.) Co.	625,000
11,200		Rock-Tenn Co.	153,776
13,900		Sonoco Products Co.	291,622

		Total Paper & Paper Products	1,393,183

		Petroleum & Fuel Products--4.0%
13,500	(1)	Atwood Oceanics, Inc.	373,950
10,097	(1)	Cimarex Energy Co.	188,612
19,000		Helmerich & Payne, Inc.	474,810
15,900		Tidewater, Inc.	462,690

		Total Petroleum & Fuel Products	1,500,062

		Printing & Publishing--1.7%
11,500		McClatchy, Co., Class A	648,025

		Real Estate Investment Trusts--7.8%
17,100		CBL & Associates Properties, Inc.	657,495
22,600		Post Properties, Inc.	553,474
30,000		Reckson Associates Realty Corp.	612,000
15,000		Washington Real Estate Investment Trust	373,350
19,500		Weingarten Realty Investors	709,800

		Total Real Estate Investment Trusts	2,906,119

Common Stocks--continued
		Recreation--1.0%
8,000		Brunswick Corp.	$155,760
63,600	(1)	Midway Games, Inc.	213,696

		Total Recreation	369,456

		Restaurants--0.8%
17,900	(1)	Jack in the Box, Inc.	288,190

		Retail--3.9%
19,300	(1)	Abercrombie & Fitch Co., Class A	537,312
33,500	(1)	Ann Taylor Stores Corp.	623,435
15,800	(1)	Electronics Boutique Holdings Corp.	218,040
3,600	(1)	Urban Outfitters, Inc.	73,728

		Total Retail	1,452,515

		Semi-Conductors/Instruments--5.4%
22,400		BEI Technologies, Inc.	225,389
27,600		Cohu, Inc.	384,744
26,500	(1)	DSP Group, Inc.	439,105
17,500	(1)	Genesis Microchip, Inc.	251,475
7,500	(1)	LTX Corp.	39,750
8,833	(1)	ParthusCeva, Inc.	37,099
30,700		Skyworks Solutions, Inc.	213,672
23,400	(1)	Three-Five Systems, Inc.	107,172
29,850	(1)	Zoran Corp.	323,872

		Total Semi-Conductors/Instruments	2,022,278

		Transportation Services--1.4%
15,500		Roadway Express, Inc.	533,820

		Total Common Stocks (identified cost $38,289,755)	37,036,049

Mutual Fund--0.3%
100,795		Prime Value Obligations Fund, Institutional Shares (at net asset value)	100,795

		Total Investments (identified cost $38,390,550)(2)	$37,136,844

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $38,391,316

Note: The categories of investments are shown as a percentage of net assets ($37,179,127) at January 31, 2003.

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak International Equity Portfolio
January 31, 2003

Shares			Value in U.S. Dollars
Common Stocks--95.5%
		Canada--0.3%
20,000	(1)	Tembec, Inc., Class A	$139,398

		Finland--1.1%
36,451		Nokia Oyj	512,037

		France--7.5%
19,535		Carrefour SA	776,246
17,035		Essilor International SA	630,803
6,682		Pinault-Printemps-Redoute SA	503,047
7,775		Total Fina SA, Class B	1,048,755
12,849		Valeo SA	369,128
5,000	(1)	Wavecom SA	58,691

		Total France	3,386,670

		Germany--3.4%
14,500		Celanese AG	283,415
12,540		Deutsche Bank AG	531,690
5,000		Puma AG Rudolf Dassler Sport	349,034
9,212		Siemens AG	377,427

		Total Germany	1,541,566

		Greece--1.3%
40,028		Public Power Corp.	600,113

		Hong Kong--4.7%
676,000	(1)	Aluminum Corp. of China Ltd.	109,201
281,000		Cathay Pacific Airways	419,701
284,000		China Merchants Holdings International Co. Ltd.	216,642
100,000	(1)	Clear Media Ltd.	51,282
1,000,000		Denway Motors Ltd.	407,054
49,000		Esprit Holdings Ltd.	92,347
326,000		Shangri-La Asia Ltd.	217,335
400,000		Texwincan Holdings Ltd.	323,079
1,000,000		Tingyi (Cayman Islands) Hldg Co.	278,848

		Total Hong Kong	2,115,489

		Ireland--0.6%
35,000		Anglo Irish Bank Corp. PLC	253,721

		Italy--2.0%
102,396		Enel SpA	581,732
29,300		Merloni Elettrodomestici SpA	297,046

		Total Italy	878,778

		Japan--16.5%
62,900		Chugai Pharmaceutical Co. Ltd.	581,519
16,000		Fuji Photo Film Co.	481,514
27,000		Ito-Yokado Co. Ltd.	722,521
10,500		Kyocera Corp.	582,093
Common Stocks--continued
		Japan--continued
120,000		Mitsubishi Corp.	$770,289
68,000		Mitsubishi Estate Co. Ltd.	482,981
157		Nippon Telegraph & Telephone Corp.	526,147
72,000		Nissan Motor Co., Ltd.	548,005
64,000		Nomura Holdings, Inc.	768,822
110,000		NSK Ltd.	304,448
27,000		Sekisui House Ltd.	193,347
191		Sumitomo Mitsui Financial Group, Inc.	585,953
23,000		Takeda Chemical Industries	874,328

		Total Japan	7,421,967

		Korea--4.2%
2,000		Cheil Communications, Inc.	164,566
5,000		LG Chemicals Ltd.	183,135
4,500		POSCO	456,133
40		Samsung Electronics Co.	9,932
2,600		Samsung Electronics Co., GDR	315,250
15,000		Samsung Fine Chemicals Co. Ltd.	182,070
4,260		Shinsegae Department Store Co.	598,722

		Total Korea	1,909,808

		Netherlands--7.6%
56,294		ING Groep NV	854,257
165,005	(1)	Koninklijke KPN NV	1,157,163
30,000		Koninlijke Luchtvaart Maatschapppij NV (KLM)	238,417
68,767		Reed Elsevier NV	754,771
28,403		TNT Post Group NV	430,403

		Total Netherlands	3,435,011

		Russia--1.1%
8,882		Lukoil Holding Co., ADR	500,945

		Singapore--1.9%
146,000		DBS Group Holdings Ltd.	856,133

		South Africa--1.3%
44,749		Gold Fields Ltd.	587,158

		Spain--6.2%
91,074		Banco Bilbao Vizcaya Argentaria SA	789,318
73,371		Iberdrola SA	1,077,152
95,431	(1)	Telefonica SA	920,343

		Total Spain	2,786,813

		Sweden--5.0%
83,544		Assa Abloy AB, Class B	858,319
27,848		Atlas Copco AB, Class A	517,254
25,000		Eniro AB	150,915
9,478		Hennes & Mauritz AB, Class B	196,952
47,354		Securitas AB, Class B	527,738

		Total Sweden	2,251,178

Principal Amount or Shares			Value in U.S. Dollars
Common Stocks--continued
		Switzerland--10.3%
10,000	(1)	Actelion Ltd.	$417,443
12,016		Adecco SA	380,373
21,525		Roche Holding AG	1,476,859
13,217		Syngenta AG	797,165
20,839	(1)	UBS AG	899,618
6,945		Zurich Financial Services AG	674,013

		Total Switzerland	4,645,471

		Thailand--2.4%
356,200	(1)	Bangkok Bank Public Co. Ltd.	554,089
650,000	(1)	Siam Commercial Bank PLC	516,959

		Total Thailand	1,071,048

		United Kingdom--17.9%
300,000		Aegis Group PLC	338,037
25,000		Alliance Unichem PLC	159,971
100,000	(1)	Autonomy Corp. PLC	217,133
190,024		BP Amoco PLC	1,194,056
104,773	(1)	British Sky Broadcasting Group PLC	1,021,152
25,000	(1)	Cairn Energy PLC	117,203
158,602		Centrica PLC	403,731
70,556		GlaxoSmithKline PLC	1,327,739
99,581		HSBC Holdings PLC	1,033,615
332,146		Legal & General Group PLC	411,139
124,247		Unilever PLC	1,081,171
985,366	(1)	mmO2 PLC	749,656

		Total United Kingdom	8,054,603

		United States--0.2%
4,000	(1)	UTStarcom, Inc.	77,080

		Total Common Stocks (identified cost $47,006,794)	43,024,987

		Government Agencies--2.2%
1,000,000		Federal Home Loan Bank System, Discount Bond, 2/3/2003 (identified cost $999,934)	999,934

		Total Investments (identified cost $48,006,728)(2)	$44,024,921

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $48,690,342.

Note: The categories of investments are shown as a percentage of net assets ($45,037,140) at January 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

At January 31, 2003, the diversification of industries of non-U.S. issuers in the Portfolio was as follows:

Industry	Percentage of Net Assets
Automotive	2.9%
Banks	13.4%
Broker/Dealers	1.7%
Building & Construction	0.4%
Chemicals	3.2%
Commercial Services	2.1%
Computers & Services	0.5%
Consumer Durables & Apparel	2.3%
Diversified Operations	0.8%
Electric Products	7.0%
Food, Beverage & Tobacco	3.0%
Gas/Natural Gas	0.9%
Hotels, Restaurants & Leisure	0.5%
Import/Export	1.7%
Insurance	4.3%
Manufacturing	3.7%
Materials	2.9%
Medical Products & Services	12.1%
Misc. Business Services	1.7%
Multimedia	2.3%
Petroleum & Fuel Products	6.4%
Photo Equipment & Supplies	1.1%
Printing & Publishing	2.0%
Real Estate	1.1%
Retail	6.2%
Telephones & Telecommunications	8.7%
Transportation	2.4%

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak Intermediate-Term Income Portfolio
January 31, 2003

Principal Amount			Value
U.S. Treasury Obligations--5.4%
		U.S. Treasury Notes
$2,500,000		6.125%, 8/15/2007	$2,846,095
1,000,000		6.625%, 5/15/2007	1,155,274
1,600,000		7.875%, 11/15/2004	1,776,126

		TOTAL U.S. TREASURY OBLIGATIONS (identified cost $5,210,021)	5,777,495

U.S. Government Agency Obligations--13.7%
		FHLB
3,500,000		5.74%, 2/25/2005	3,770,050

		FHLMC
2,000,000		6.875%, 9/15/2010	2,362,970

		FNMA
3,000,000		3.50%, 9/15/2004	3,089,358
5,000,000		6.50%, 8/15/2004	5,371,575

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (identified cost $13,540,205)	14,593,953

U.S. Government Mortgage-Backed Obligations--16.7%
		FHLMC
2,026,037		6.250%, 10/15/2022	2,036,995
5,000,000		6.250%, 10/15/2023	5,075,990

		FNMA
39,092		6.263%, 4/25/2020	39,092
5,165,916		6.390%, 8/1/2013	5,751,978
2,980,031		6.460%, 12/1/2028	3,343,857
1,344,799		7.040%, 8/1/2015	1,568,436

		TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (identified cost $16,691,658)	17,816,348

Corporate Obligations--59.8%
		Airlines--0.7%
869,681		USAir, Inc., Note, (Series A), 6.76%, 4/15/2008	742,929

		Automotive--3.1%
1,000,000		DaimlerChrysler AG, 7.75%, 6/15/2005	1,097,512
2,000,000		TRW, Inc., Note, 7.37%, 4/18/2007	2,179,914

		Total Automotive	3,277,426

		Banks--9.7%
2,000,000		Bank of America Corp., Note, 7.875%, 5/16/2005	2,244,706
2,000,000		Citigroup, Inc., Sub. Note, 7.25%, 10/1/2010	2,316,446
2,000,000		National Australia Bank Ltd., Melbourne, Sub. Note, (Series A), 8.60%, 5/19/2010	2,503,152
2,000,000		National City Corp., Sub. Note, 5.75%, 2/1/2009	2,120,598
1,000,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011	1,122,150

		Total Banks	10,307,052

		Brokers/Dealers--5.4%
1,000,000		Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%, 2/17/2009	1,088,674
2,000,000		PaineWebber Group, Inc., 7.625%, 12/1/2009	2,342,746
2,000,000		Schwab (Charles) Corp., Sr. Note, 8.05%, 3/1/2010	2,328,938

		Total Brokers/Dealers	5,760,358

Corporate Obligations--continued
		Diversified Manufacturing--1.8%
$2,000,000		Tyco International Group, Note, 5.80%, 8/1/2006	$1,920,000
		Electric Utilities/Services--1.0%
1,000,000		Wisconsin Energy Corp., Sr. Note, 6.50%, 4/1/2011	1,107,985
		Financial Services--15.6%
2,000,000		American General Finance Corp., Note, (Series F), 6.10%, 5/22/2006	2,154,052
2,000,000		Associates Corp. of North America, Deb., 8.55%, 7/15/2009	2,393,298
1,500,000		Ford Motor Credit Co., Note, 6.50%, 1/25/2007	1,483,938
4,000,000		General Motors Acceptance Corp., Note, 7.75%, 1/19/2010	4,155,988
2,000,000		Household Finance Corp., Note, 7.875%, 3/1/2007	2,253,422
1,000,000		McDonnell Douglas Finance Corp., Sr. Note, (Series MTN), 7.25%, 2/1/2011	1,095,299
2,000,000		Morgan Stanley, Sr. Note, (Series C), 7.375%, 4/15/2003	2,023,174
1,500,000		U.S. West Capital Funding, Inc., Company Guarantee, 6.375%, 7/15/2008	1,095,000

		Total Financial Services	16,654,171

		Food, Beverage & Tobacco--1.5%
1,500,000		Altria Group, Inc., Note, 7.00%, 7/15/2005	1,623,810

		Industrial--6.2%
2,000,000		Cooper Industries, Inc., Note, (Series MTN3), 6.375%, 5/8/2008	2,173,010
1,000,000		Donnelley (R.R.) & Sons Co., Note, 6.70%, 7/5/2005	1,083,580
1,000,000		Hubbell, Inc., Note, 6.625%, 10/1/2005	1,103,269
2,000,000		Unocal Corp., Note, 6.50%, 5/1/2008	2,204,576

		Total Industrial	6,564,435

		Machinery--1.1%
1,000,000		Caterpillar, Inc., Note, 6.55%, 5/1/2011	1,130,550

		Railroads--2.1%
2,000,000		CSX Transportation, Inc., Equip. Trust, 6.40%, 6/15/2009	2,219,804

		Retail--5.1%
2,000,000		Albertsons, Inc., Sr. Note, 8.35%, 5/1/2010	2,397,342
3,000,000		SUPERVALU, Inc., Note, 6.64%, 6/9/2006	3,083,538

		Total Retail	5,480,880

		Special Purpose Entity--4.6%
3,917,000		BHP Finance (USA), Inc., Company Guarantee, 8.50%, 12/1/2012	4,901,644

		Telephones & Telecommunications--1.9%
937,000	(1)	Qwest Communications International, Inc., Sr. Sub. Note, 13.50%, 12/15/2010	988,535
1,000,000		Telefonica Europe, Company Guarantee, 7.35%, 9/15/2005	1,101,111

		Total Telephone & Telecommunications	2,089,646

		Total Corporate Obligations (identified cost $58,912,798)	63,780,690

Shares			Value
Mutual Fund--3.5%
3,666,568		Prime Value Obligations Fund, Institutional Shares (at net asset value)	$3,666,568

		Total Investments (identified cost $98,021,250)(2)	$105,635,054

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At January 31, 2003, these securities amounted to $988,535 which represents 0.9% of net assets.

(2) The cost of investments for federal tax purposes amounts to $98,021,250.

Note: The categories of investments are shown as a percentage of net assets ($106,619,844) at January 31, 2003.

The following acronyms are used throughout this portfolio:

FHLB	--Federal Home Loan Bank
FHLMC	--Federal Home Loan Mortgage Corporation
FNMA	--Federal National Mortgage Association
MTN	--Medium Term Note

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak Michigan Tax Free Bond Portfolio
January 31, 2003

Principal Amount		Value
Municipal Bonds--98.5%
	Michigan--98.5%
$365,000	Anchor Bay, MI, School District, (Series II), 6.125% (Q-SBLF LOC)/(Original Issue Yield: 5.15%), 5/1/2011	$427,057
250,000	Big Rapids, MI, Public School District, GO UT, 7.30% (FGIC INS and Q-SBLF LOC)/(Original Issue Yield: 5.15%), 5/1/2005	281,385
1,500,000	Bishop, MI, International Airport Authority, (Series B), 5.125% (Original Issue Yield: 5.25%), 12/1/2017	1,470,150
860,000	Central Michigan University, Refunding Revenue Bonds, 5.20% (FGIC INS)/(Original Issue Yield: 5.227%), 10/1/2009	967,560
505,000	Dearborn, MI, Municipal Building Authority, GO UT, 7.00% (AMBAC INS)/(Original Issue Yield: 4.70%), 6/1/2003	514,595
500,000	Detroit, MI, Water Supply System, (Series A), 5.10% (MBIA INS)/(Original Issue Yield: 5.20%), 7/1/2007	557,215
1,000,000	Detroit, MI, Water Supply System, (Series A), 5.75% (FGIC INS)/(Original Issue Yield: 5.84%), 7/1/2019	1,156,790
145,000	Detroit, MI, Water Supply System, Refunding Revenue Bonds, 6.25% (FGIC INS)/(Original Issue Yield: 6.45%), 7/1/2002	149,061
200,000	Detroit, MI, GO UT, 5.00% (AMBAC INS)/(Original Issue Yield: 5.10%), 5/1/2003	205,628
1,000,000	Detroit, MI, GO UT, 5.25% (AMBAC INS)/(Original Issue Yield: 5.29%), 5/1/2008	1,120,120
315,000	East Lansing, MI, (Series B), 4.85% (Original Issue Yield: 4.849%), 10/1/2007	316,206
1,100,000	Farmington, MI, Public School District, GO UT, 4.00% (Q-SBLF LOC)/(Original Issue Yield: 4.27%), 5/1/2009	1,153,812
675,000	Ferris State University of Michigan, Refunding Revenue Bonds, 5.40% (AMBAC INS)/(Original Issue Yield: 5.45%), 10/1/2009	766,186
1,040,000	Flint, MI, EDA, GO UT, 6.00% (MBIA INS)/(Original Issue Yield: 4.75%), 11/1/2003	1,077,378
200,000	Grand Rapids, MI, 6.60% (MBIA INS)/(Original Issue Yield: 6.70%), 6/1/2008	216,582
200,000	Grand Rapids, MI, Building Authority, Refunding Revenue Bonds, 5.375% (Original Issue Yield: 5.55%), 4/1/2003	205,132
1,000,000	Howell, MI, Public Schools, GO UT, 5.00% (FGIC INS and Q-SBLF LOC)/(Original Issue Yield: 5.10%), 5/1/2008	1,039,720
1,575,000	Howell, MI, Public Schools, GO UT, 5.25% (Q-SBLF LOC)/(Original Issue Yield: 4.89%), 5/1/2017	1,668,807
250,000	Iron Mountain, MI, GO UT, 5.00% (AMBAC INS), 11/1/2001	254,587
1,575,000	Jenison, MI, Public Schools, GO UT, 5.25% (FGIC INS)/(Original Issue Yield: 4.56%), 5/1/2011	1,751,652
320,000	Johannesburg-Lewiston, MI, Area Schools, GO UT Bonds, 6.75% (AMBAC INS), 5/1/2003	324,339
1,000,000	Kalamazoo, MI, Hospital Finance Authority, Borgess Medical Center (Series A) Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.10%), 6/1/2004	1,050,220
500,000	Kent County, MI, Building Authority, GO LT, 5.00% (Original Issue Yield: 5.10%), 12/1/2006	535,895
500,000	Kent County, MI, Building Authority, GO LT, 5.10% (Original Issue Yield: 5.20%), 12/1/2007	533,510
250,000	Kent Hospital Finance Authority, MI, (Series A), 6.25%, 4/1/2003	251,680
1,000,000	Lake Orion, MI, School District, (Series A), GO UT, 5.75% (Original Issue Yield: 5.89%), 5/1/2015	1,155,170
250,000	Lansing, MI, Tax Increment, GO LT, 6.10%, 10/1/2003	258,137
115,000	Lincoln, MI, Consolidated School District, GO UT, 5.75% (Q-SBLF LOC), 5/1/2009	122,890
250,000	Livonia, MI, Municipal Building Authority, GO LT, 5.75%, 6/1/2004	264,498
1,000,000	Michigan Municipal Bond Authority, PCR Bonds, 5.15%, 10/1/2008	1,046,560
810,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.50% (State Revolving Fund), 10/1/2006	912,789
250,000	Michigan Municipal Bond Authority, Revenue Refunding Bonds, 6.50% (Q-SBLF LOC)/(Original Issue Yield: 6.60%), 5/1/2007	256,112
500,000	Michigan Public Power Agency, Campbell Project (Series A), 5.50% (AMBAC INS), 1/1/2006	550,340
1,100,000	Michigan State Building Authority, (Series I), 4.75% (Original Issue Yield: 4.98%), 10/15/2018	1,118,216
1,000,000	Michigan State Hospital Finance Authority, (Series A), 5.00% (McLaren Obligated Group)/(Original Issue Yield: 5.05%), 10/15/2004	1,040,570
600,000	Michigan State Hospital Finance Authority, (Series A), 5.10% (Henry Ford Health System, MI)/(Original Issue Yield: 5.20%), 5/15/2006	641,712
750,000	Michigan State Hospital Finance Authority, (Series A), 5.20% (McLaren Obligated Group)/(Original Issue Yield: 5.25%), 10/15/2006	776,550
300,000	Michigan State Hospital Finance Authority, (Series A), 5.65% (AMBAC INS)/(Original Issue Yield: 5.80%), 5/15/2003	303,810
Municipal Bonds--continued
	Michigan--continued
$675,000	Michigan State Hospital Finance Authority, (Series A), 6.25% (Detroit Medical Center Obligated Group)/(Original Issue Yield: 6.60%), 8/15/2013	$676,384
60,000	Michigan State Hospital Finance Authority, (Series P), 4.90% (MBIA INS)/(Original Issue Yield: 5.10%), 8/15/2003	62,210
940,000	Michigan State Hospital Finance Authority, (Series P), 4.90% (MBIA INS)/(Original Issue Yield: 5.10%), 8/15/2003	974,517
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 4.40% (MBIA INS)/(Original Issue Yield: 4.45%), 2/15/2004	1,033,530
750,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 4.85%), 5/15/2004	786,413
2,180,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 4.70%), 8/15/2005	2,358,934
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00%, 5/15/2008	984,630
480,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.20% (MBIA INS)/(Original Issue Yield: 5.199%), 11/15/2007	538,882
450,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.30% (MBIA INS)/(Original Issue Yield: 5.299%), 11/15/2006	500,382
450,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.40% (MBIA INS)/(Original Issue Yield: 5.399%), 11/15/2006	497,178
1,400,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.50% (Financial Security Assurance Inc LOC)/(Original Issue Yield: 4.95%), 6/1/2008	1,587,866
160,000	Michigan State Housing Development Authority, Revenue Bonds, 6.50% (Greenwood Village Project)/(Financial Security Assurance Inc LOC), 9/15/2007	164,370
400,000	Michigan State South Central Power Agency, Refunding Revenue Bonds, 5.80% (MBIA INS)/(Original Issue Yield: 5.90%), 11/1/2005	445,176
1,105,000	Michigan Strategic Fund, (Series A), 5.40% (First of America Bank LOC)/(Original Issue Yield: 5.399%), 8/1/2007	1,167,897
1,065,000	Michigan Strategic Fund, (Series A), 5.50% (First of America Bank LOC)/(Original Issue Yield: 5.499%), 8/1/2007	1,123,234
350,000	Michigan Strategic Fund, LT Obligation Revenue Refunding Bonds (Series A), 7.10% (Ford Motor Co.)/(Original Issue Yield: 7.127%), 2/1/2006	369,474
300,000	Montague, MI, Public School District, GO UT, 5.125% (FSA INS and Q-SBLF LOC)/(Original Issue Yield: 4.60%), 5/1/2006	330,045
300,000	Montague, MI, Public School District, GO UT, 5.125% (FSA INS and Q-SBLF LOC)/(Original Issue Yield: 4.75%), 5/1/2008	323,178
500,000	Northville, MI, Public School District, GO UT, 5.00% (FGIC INS and Q-SBLF LOC)/(Original Issue Yield: 5.05%), 5/1/2010	541,575
250,000	Oak Park, MI, GO UT, 5.20% (AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2006	257,165
1,000,000	Oakland County, MI, EDC, LT Obligation Refunding Revenue Bonds (Series 1994B), 6.375% (Cranbrook Educational Community)/(United States Treasury GTD), 11/1/2014	1,087,680
275,000	Pewamo Westphalia, MI, Community School District, GO UT, 5.00% (FGIC INS and Q-SBLF LOC)/(Original Issue Yield: 4.55%), 5/1/2006	301,466
1,100,000	Plymouth-Canton, MI, Community School District, GO UT, 4.50% (FGIC INS and Q-SBLF LOC)/(Original Issue Yield: 4.55%), 5/1/2008	1,136,740
500,000	Portage, MI, Public Schools, GO UT, 4.35% (FSA INS)/(Original Issue Yield: 4.47%), 5/1/2009	519,065
500,000	Portage, MI, Public Schools, GO UT, 4.45% (FSA INS)/(Original Issue Yield: 4.57%), 5/1/2012	518,155
1,000,000	Rochester, MI, Community School District, GO UT, 5.50% (MBIA INS and Q-SBLF LOC)/(Original Issue Yield: 4.65%), 5/1/2006	1,111,870
1,500,000	Roseville, MI, School District, GO UT, 4.45% (FSA INS and Q-SBLF LOC)/(Original Issue Yield: 4.45%), 5/1/2006	1,618,575
5,000,000	Saginaw, MI, Hospital Finance Authority, (Series F), 6.50% (Original Issue Yield: 6.645%), 7/1/2030	5,301,550
100,000	Saline, MI, Building Authority, GO UT, 7.00% (AMBAC INS), 7/1/2005	103,203
1,250,000	Trenton, MI, Building Authority, GO UT, 5.625% (AMBAC INS)/(Original Issue Yield: 5.73%), 10/1/2021	1,349,025
1,000,000	Troy, MI, City School District, GO UT, 4.75% (Q-SBLF LOC)/(Original Issue Yield: 4.80%), 5/1/2007	1,078,640
1,000,000	University of Michigan, (Series A-1), 5.25% (Original Issue Yield: 4.98%), 12/1/2009	1,094,610
250,000	University of Michigan, Refunding Revenue Bonds, 5.30% (Original Issue Yield: 5.40%), 4/1/2003	256,428
500,000	Utica, MI, Community Schools, GO UT, 5.75% (Q-SBLF LOC)/(Original Issue Yield: 5.95%), 5/1/2003	514,795
Principal Amount or Shares		Value
Municipal Bonds--continued
	Michigan--continued
$1,375,000	Washtenaw Community College, MI, (Series A), 4.35% (Original Issue Yield: 4.35%), 4/1/2005	$1,457,486
1,200,000	Washtenaw Community College, MI, (Series A), 4.90% (Original Issue Yield: 4.90%), 4/1/2006	1,307,796
1,450,000	Waterford, MI, School District, GO UT, 4.85% (Q-SBLF LOC)/(Original Issue Yield: 4.90%), 6/1/2010	1,524,313
900,000	West Bloomfield, MI, School District, GO UT, 5.70% (FGIC INS)/(Original Issue Yield: 5.75%), 5/1/2014	1,036,773
1,000,000	Wixon, MI, GO UT, 4.75% (AMBAC INS)/(Original Issue Yield: 4.986%), 5/1/2004	1,023,820
1,700,000	Wyandotte, MI, Electric Authority, Refunding Revenue Bonds, 6.25% (MBIA INS)/(Original Issue Yield: 6.55%), 10/1/2008	1,937,422

	Total Municipal Bonds (identified cost $61,108,955)	65,445,073

Mutual Fund--0.6%
383,026	Tax-Free Obligations Fund, Institutional Shares (at net asset value)	383,026

	Total Investments (identified cost $61,491,981)(1)	$65,828,099

(1) The cost of investments for federal tax purposes amounts to $61,449,250.

Note: The categories of investments are shown as a percentage of net assets ($66,431,771) at January 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
EDC	--Economic Development Commission
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Investors Assurance
PCR	--Pollution Control Revenue
Q-SBLF	--Qualified State Bond Loan Fund
UT	--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

Portfolio of Investments

Golden Oak Prime Obligation Money Market Portfolio
January 31, 2003

Principal Amount			Value
Commercial Paper--56.5%
		Air Freight & Logistics--1.9%
$3,000,000		Kitty Hawk, Inc., 1.280%, 2/27/2003	$2,997,227

		Automobiles--2.5%
4,000,000		Toyota Motor Credit Corp., 1.330%, 2/13/2003	3,998,227

		Banks--7.4%
4,100,000		HBOS Treasury Services PLC, 1.260%, 3/5/2003	4,095,408
3,800,000		Societe Generale North America, Inc., (Guaranteed by Societe Generale, Paris), 1.330%, 2/5/2003	3,799,438
4,000,000		UBS Finance (Delaware), Inc., 1.270%, 3/19/2003	3,993,509

		Total Banks	11,888,355

		Financing Entity--22.9%
3,000,000		Clipper Receivables Corp., 1.300%, 3/13/2003	2,995,667
3,000,000		Corporate Receivables Corp., 1.340%, 2/4/2003	2,999,665
3,500,000		Delaware Funding Corp., 1.260%, 2/26/2003	3,496,937
3,000,000		Edison Asset Securitization LLC, 1.340%, 2/18/2003	2,998,102
3,000,000		Eureka Securitization Inc., 1.280%, 2/25/2003	2,997,440
3,000,000		Falcon Asset Securitization Corp., 1.270%, 3/20/2003	2,995,026
3,000,000		Galaxy Funding Inc., 1.280%, 3/27/2003	2,994,240
3,000,000		Greyhawk Funding LLC, 1.350%, 2/7/2003	2,999,325
2,000,000	(1)	Holmes Financing PLC, 1.370%, 2/15/2003	2,000,000
3,000,000		Park Avenue Receivables Corp., 1.280%, 2/27/2003	2,997,227
1,700,000		Preferred Receivable Funding, 1.290%, 2/20/2003	1,698,843
3,200,000		Variable Funding Capital Corp., 1.300%, 3/4/2003	3,196,418
2,500,000		Windmill Funding Corp., 1.260%, 3/11/2003	2,496,675

		Total Financing Entity	36,865,565

		Financial Services--10.2%
3,500,000		Apreco, Inc., 1.270%, 2/25/2003	3,497,037
2,500,000	(1)	General Electric Capital Corp., 1.400% - 1.409%, 2/10/2003 - 2/18/2003	2,500,000
2,500,000		General Electric Capital Corp., 2.200%, 2/25/2003	2,496,333
3,000,000		Goldman Sachs & Co., 2.915%, 4/1/2003	2,985,668
3,000,000		Morgan Stanley, 1.290%, 3/13/2003	2,995,700
2,000,000	(1)	U.S. Bancorp, 1.937%, 2/3/2003	2,000,065

		Total Financial Services	16,474,803

		Food, Beverage & Tobacco--3.1%
1,000,000		Archer-Daniels-Midland Co., 1.720%, 3/5/2003	998,471
4,000,000		Coca-Cola Enterprises, Inc., 1.320%, 3/12/2003	3,994,280

		Total Food, Beverage & Tobacco	4,992,751

		Insurance--6.2%
3,000,000	(1)	Allstate Financial Global, 1.500%, 3/17/2003	3,000,000
3,000,000		MassMutual Funding LLC, 1.250%, 2/25/2003	2,997,500
4,000,000		New York Life Capital Corp., 1.250%, 3/20/2003	3,993,472

		Total Insurance	9,990,972

		Retail--1.2%
2,000,000		Gillette Co., 1.670%, 2/7/2003	1,999,443

Commercial Paper--continued
		Schools--1.1%
$1,752,000		Yale University, 1.265%, 3/10/2003	$1,749,722

		Total Commercial Paper	90,957,065

Certificates of Deposit--12.0%
3,000,000		American Express Centurion Bank, DE, 1.270%, 2/19/2003	3,000,000
3,000,000		Canadian Imperial Bank of Commerce, 1.310%, 2/28/2003	3,000,000
2,000,000		Danske Bank A/S, 1.570%, 11/6/2003	2,000,000
2,800,000		Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 1.285%, 4/15/2003	2,800,084
4,000,000		Wells Fargo & Co., 1.260%, 3/27/2003	4,000,000
4,500,000		WestLB AG, 1.350% - 2.960%, 4/1/2003 - 1/27/2004	4,500,000

		Total Certificates of Deposit	19,300,084

Corporate Bonds--1.4%
		Banks--0.8%
1,320,000		Citicorp, 8.000%, 2/1/2003	1,320,000

		Diversified Financials--0.6%
1,000,000		General Electric Capital Corp., 7.000%, 2/3/2003	1,000,292

		Total Corporate Bonds	2,320,292

Funding Agreements--5.0%
2,000,000	(1)	MetLife Funding, Inc., 1.787%, 2/3/2003	2,000,000
3,000,000	(1)	Monumental Life Insurance Co., 1.860%, 2/1/2003	3,000,000
3,000,000	(1)	Travelers Insurance Co., 1.495%, 2/27/2003	3,000,000

		Total Funding Agreements	8,000,000

U.S. Government Agency Obligations--19.4%
		Federal Home Loan Bank
800,000		5.375%, 1/5/2004	829,018

	(2)	Federal Home Loan Bank
2,500,000		1.500%, 2/17/2004	2,499,879

		Federal Home Loan Mortgage Corporation
5,000,000		3.250%, 1/15/2004	5,080,287

	(2)	Federal Home Loan Mortgage Corporation
2,000,000		1.380%, 12/31/2003	1,974,470

	(2)	Federal National Mortgage Association
8,000,000		1.240%, 3/7/2003	7,990,631
6,000,000		1.330% - 1.385%, 12/12/2003	5,928,957
3,000,000		1.545%, 11/14/2003	2,963,178
4,000,000		1.670%, 5/2/2003	3,983,300

		Total Federal National Mortgage Association	20,866,066

		Total U.S. Government Agency Obligations	31,249,720

Repurchase Agreement--5.6%
$9,000,000		Agreement with Goldman Sachs & Co., 1.340% dated 1/31/2003 to be repurchased at $9,001,005 on 2/3/2003 collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2032	$9,000,000

		Total Investments (at amortized cost)(3)	$160,827,161

(1) Variable rate securities with current rate and next demand rate.

(2) These issues show the rate of discount at the time of purchase.

(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($160,890,458) at January 31, 2003.

(See Notes which are an integral part of the Financial Statements)

STATEMENTS OF ASSETS AND LIABILITIES

Golden Oak Family of Funds

January 31, 2003

	Growth Portfolio	Value Portfolio	Small Cap Value Portfolio
Assets:
Investments in securities, at value	$45,405,205	$67,934,686	$37,136,844
Cash	--	--	--
Cash denominated in foreign currencies (identified cost $352,062)	--	--	--
Income receivable	39,529	84,321	28,260
Receivable for investments sold	--	1,304,726	33,328
Receivable for shares sold	496,128	723,339	105,733

Total assets	45,940,862	70,047,072	37,304,165

Liabilities:
Payable for investments purchased	96,483	1,590,118	52,929
Payable for shares redeemed	27,912	34,126	28,125
Net payable for foreign currency contracts	--	--	--
Income distribution payable	--	--	--
Accrued expenses	36,500	63,031	43,984

Total liabilities	160,895	1,687,275	125,038

Total Net Assets	$45,779,967	$68,359,797	$37,179,127

Net Assets Consist of:
Paid-in capital	$87,933,796	$85,763,339	$38,324,829
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(7,304,078)	(3,707,913)	(1,253,706)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(34,849,751)	(13,704,224)	95,857
Undistributed (distributions in excess of) net investment income	--	8,595	12,147

Total Net Assets	$45,779,967	$68,359,797	$37,179,127

Net Assets:
Institutional Shares	$40,552,798	$62,346,434	$31,439,381
Class A Shares	$5,227,169	$6,013,363	$5,739,746

Shares Outstanding:
Institutional Shares	6,408,019	9,736,884	3,789,023
Class A Shares	858,147	943,723	694,029

Net Asset Value
Institutional Shares	$6.33	$6.40	$8.30
Class A Shares	$6.09	$6.37	$8.27

Offering Price:(1)
Institutional Shares	$6.33	$6.40	$8.30
Class A Shares	$6.46 *	$6.76 *	$8.77	*

Redemption Proceeds Per Share:(1)
Institutional Shares	$6.33	$6.40	$8.30
Class A Shares	$6.09	$6.37	$8.27

Investments, at identified cost	$52,709,283	$71,642,599	$38,390,550

(1) See "What Do Shares Cost?" in the Prospectus.

* Computation of offering price per share 100/94.25 of net asset value.

** Computation of offering price per share 100/95.50 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Golden Oak Family of Funds

January 31, 2003

International Equity Portfolio	Intermediate Term Income Portfolio	Michigan Tax Free Bond Portfolio		Prime Obligation Money Market Portfolio

$44,024,921	$105,635,054	$65,828,099		$160,827,161
162,018	--	--		48,377
350,297	--	--		--
41,841	1,601,357	843,053		230,079
177,062	--	--		--
576,338	4,219	14,475		377

45,332,477	107,240,630	66,685,627		161,105,994

203,952	--	--		--
22,948	133,708	--		1,898
343	--	--		--
--	422,158	223,262		170,764
68,094	64,920	30,594		42,874

295,337	620,786	253,856		215,536

$45,037,140	$106,619,844	$66,431,771		$160,890,458

$64,042,398	$101,388,029	$62,030,493		$160,917,553
(3,978,703)	7,613,804	4,336,118		--
(15,026,555)	(2,374,584)	50,848		(27,095)
--	(7,405)	14,312		--

$45,037,140	$106,619,844	$66,431,771		$160,890,458

$44,137,233	$96,001,416	$65,759,671		$147,266,907
$899,907	$10,618,428	$672,100		$13,623,551

7,884,203	9,257,284	6,362,330		147,281,316
161,327	1,023,901	65,030		13,637,028

$5.60	$10.37	$10.34		$1.00
$5.58	$10.37	$10.34		$1.00

$5.60	$10.37	$10.34		$1.00
$5.92 *	$10.86 **	$10.83	**	$1.00

$5.60	$10.37	$10.34		$1.00
$5.58	$10.37	$10.34		$1.00

$48,006,728	$98,021,250	$61,491,981		$160,827,161

STATEMENTS OF OPERATIONS

Golden Oak Family of Funds

January 31, 2003

	Growth Portfolio	Value Portfolio	Small Cap Value Portfolio
Investment Income:
Interest	$26,385	$21,233	$8,504
Dividends	423,931	1,195,992 (1)	628,176 (2)

Total income	450,316	1,217,225	636,680

Expenses:
Investment adviser fee	376,321	556,048	430,785
Administrative personnel and services fee	96,014	141,976	82,327
Custodian fees	7,313	10,655	10,541
Transfer and dividend disbursing agent fees and expenses	42,632	43,371	38,253
Directors'/Trustees' fees	3,823	5,597	3,280
Auditing fees	10,464	15,774	9,102
Legal fees	11,139	16,488	9,620
Portfolio accounting fees	9,279	13,700	17,136
Distribution services fee--Class A Shares	15,909	18,096	17,028
Share registration costs	33,442	38,314	34,452
Printing and postage	9,739	13,949	8,055
Insurance premiums	468	715	404
Miscellaneous	1,110	883	430

Total expenses	617,653	875,566	661,413

Waiver and Reimbursement:
Waiver of investment adviser fee	(41,177)	(35,538)	(57,876)
Reimbursement of other operating expenses	--	--	--

Total waivers and reimbursement	(41,177)	(35,538)	(57,876)

Net expenses	576,476	840,028	603,537

Net investment income/(Net operating loss)	(126,160)	377,197	33,143

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions	(10,936,213)	(8,363,857)	3,796,630
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(5,303,532)	(5,846,647)	(10,009,895)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(16,239,745)	(14,210,504)	(6,213,265)

Change in net assets resulting from operations	$(16,365,905)	$(13,833,307)	$(6,180,122)

(1) Net of foreign taxes withheld of $4,189

(2) Net of foreign taxes withheld of $1,383

(3) Net of foreign taxes withheld of $85,301

(See Notes which are an integral part of the Financial Statements)

Golden Oak Family of Funds

January 31, 2003

International Equity Portfolio	Intermediate- Term Income Fund	Michigan Tax Free Bond Portfolio	Prime Obligation Money Market Portfolio

$13,823	$6,890,730	$3,523,348	$2,672,276
635,498 (3)	--	--	--

649,321	6,890,730	3,523,348	2,672,276

399,519	571,708	364,001	450,010
85,415	215,474	137,149	282,070
105,594	8,452	5,893	13,763
36,862	44,012	41,873	61,063
3,833	8,325	5,066	10,720
9,295	22,562	14,832	30,484
9,423	24,622	15,796	32,236
14,070	23,733	22,489	25,803
2,354	21,542	1,759	36,726
33,016	32,730	30,357	33,101
8,250	19,661	13,081	26,928
396	970	644	1,223
627	1,513	1,292	1,968

708,654	995,304	654,232	1,006,095

(26,403)	(230,500)	(179,113)	(334,190)
--	--	--	(35,313)

(26,403)	(230,500)	(179,113)	(369,503)

682,251	764,804	475,119	636,592

(32,930)	6,125,926	3,048,229	2,035,684

(6,222,533)	(420,887)	171,583	--
(1,976,146)	4,104,931	1,082,180	--

(8,198,679)	3,684,044	1,253,763	--

$(8,231,609)	$9,809,970	$4,301,992	$2,035,684

STATEMENTS OF CHANGES IN NET ASSETS

Golden Oak Family of Funds

	Growth Portfolio		Value Portfolio
	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income (Net operating loss)	$(126,160)	$(243,334)	$377,197	$472,924
Net realized loss on investments	(10,936,213)	(23,665,199)	(8,363,857)	(5,340,367)
Net change in unrealized appreciation (depreciation) of investments	(5,303,532)	(2,839,543)	(5,846,647)	(8,901,063)

Change in net assets resulting from operations	(16,365,905)	(26,748,076)	(13,833,307)	(13,768,506)

Distributions to Shareholders--
Distributions from net investment income:
Institutional Shares	--	--	(370,322)	(439,526)
Class A Shares	--	--	(20,501)	(24,730)
Distributions from net realized gain on investments:
Institutional Shares	--	(1,302,799)	--	(2,739,900)
Class A Shares	--	(210,314)	--	(285,250)

Change in net assets resulting from distributions to shareholders	--	(1,513,113)	(390,823)	(3,489,406)

Share Transactions--
Proceeds from sale of shares	11,878,648	28,255,314	22,887,963	43,583,368
Net asset value of shares issued to shareholders in payment of dividends declared	--	1,512,548	29,613	3,069,965
Cost of shares redeemed	(8,373,987)	(27,633,346)	(23,225,472)	(42,302,832)

Change in net assets resulting from share transactions	3,504,661	2,134,516	(307,896)	4,350,501

Change in net assets	(12,861,244)	(26,126,673)	(14,532,026)	(12,907,411)
Net Assets:
Beginning of period	58,641,211	84,767,884	82,891,823	95,799,234

End of period	$45,779,967	$58,641,211	$68,359,797	$82,891,823

Undistributed net investment income included in net assets at end of period	$--	$--	$8,595	$22,221

(See Notes which are an integral part of the Financial Statements)

Golden Oak Family of Funds

	Small Cap Value Portfolio		International Equity Portfolio
	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income (Net operating loss)	$33,143	$247,896	$(32,930)	$(107,843)
Net realized gain (loss) on investments and foreign currency transactions	3,796,630	9,567,470	(6,222,533)	(6,913,533)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(10,009,895)	(1,937,912)	(1,976,146)	(1,532,200)

Change in net assets resulting from operations	(6,180,122)	7,877,454	(8,231,609)	(8,553,576)

Distributions to Shareholders--
Distributions from net investment income:
Institutional Shares	(20,991)	(262,921)	(75,238)	--
Class A Shares	(5)	(14,869)	--	(31,278)
Distributions from net realized gain on investments:
Institutional Shares	(6,237,343)	(6,371,678)	--	--
Class A Shares	(1,201,677)	(1,058,596)	--	--

Change in net assets resulting from distributions to shareholders	(7,460,016)	(7,708,064)	(75,238)	(31,278)

Share Transactions--
Proceeds from sale of shares	11,608,113	36,790,759	17,685,703	21,198,798
Net asset value of shares issued to shareholders in payment of dividends declared	7,438,223	7,448,397	7,741	909
Cost of shares redeemed	(15,468,926)	(68,057,053)	(4,106,080)	(1,866,030)

Change in net assets resulting from share transactions	3,577,410	(23,817,897)	13,587,364	19,333,677

Change in net assets	(10,062,728)	(23,648,507)	5,280,517	10,748,823
Net Assets:
Beginning of period	47,241,855	70,890,362	39,756,623	29,007,800

End of period	$37,179,127	$47,241,855	$45,037,140	39,756,623

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$12,147	$--	$--	$(25,759)

(See Notes which are an integral part of the Financial Statements)

Golden Oak Family of Funds

	Intermediate-Term Income Fund		Michigan Tax Free Bond Portfolio		Prime Obligation Money Market Portfolio
	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income	$6,125,926	$8,477,292	$3,048,229	$3,563,553	$2,035,684	$4,788,949
Net realized gain (loss) on investments	(420,887)	167,478	171,583	435,607	--	(11,030)
Net change in unrealized appreciation (depreciation) of investments	4,104,931	1,730,052	1,082,180	368,067	--	--

Change in net assets resulting from operations	9,809,970	10,374,822	4,301,992	4,367,227	2,035,684	4,777,919

Distributions to Shareholders--
Distributions from net investment income:
Institutional Shares	(5,682,297)	(8,079,605)	(3,008,131)	(3,535,320)	(1,857,343)	(4,341,328)
Class A Shares	(443,634)	(397,687)	(29,570)	(28,320)	(178,341)	(437,808)
Distributions from net realized gain on investments:
Institutional Shares	--	--	(178,250)	(359,594)	--	--
Class A Shares	--	--	(1,801)	(3,214)	--	--

Change in net assets resulting from distributions to shareholders	(6,125,931)	(8,477,292)	(3,217,752)	(3,926,448)	(2,035,684)	(4,779,136)

Share Transactions--
Proceeds from sale of shares	17,740,113	22,461,676	8,125,014	6,206,989	270,682,281	292,670,410
Net asset value of shares issued to shareholders in payment of dividends declared	557,752	603,333	262,297	407,165	186,478	511,335
Cost of shares redeemed	(38,062,655)	(69,511,946)	(18,251,555)	(21,410,450)	(261,269,309)	(269,542,042)

Change in net assets resulting from share transactions	(19,764,790)	(46,446,937)	(9,864,244)	(14,796,296)	9,599,450	23,639,703

Change in net assets	(16,080,751)	(44,549,407)	(8,780,004)	(14,355,517)	9,599,450	23,638,486
Net Assets:
Beginning of period	122,700,595	167,250,002	75,211,775	89,567,292	151,291,008	127,652,522

End of period	$106,619,844	$122,700,595	$66,431,771	$75,211,775	$160,890,458	$151,291,008

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(7,405)	$--	$14,312	$34,411	$--	$--

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS

Golden Oak Family of Funds

(For a share outstanding throughout each period.)

Year Ended January 31,	Net Asset Value, beginning of period	Net Investment Income (Net Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions
Growth Portfolio--Institutional Shares
1999	$ 12.66	0.02	5.88	5.90	(0.02)	(2.38)
2000	$ 16.16	(0.03)	4.75	4.72	--	(3.03)
2001	$ 17.85	(0.01)	(1.83)	(1.84)	--	(3.02)
2002	$ 12.99	--	(4.05)	(4.05)	--	(0.23)
2003(3)	$ 8.71	(0.02)	(2.36)	(2.38)	--	--
Growth Portfolio--Class A Shares
1999	$ 12.51	0.02	5.74	5.76	--	(2.38)
2000	$ 15.89	(0.06)	4.63	4.57	--	(3.03)
2001	$ 17.43	(0.03)	(1.80)	(1.83)	--	(3.02)
2002	$ 12.58	--	(3.95)	(3.95)	--	(0.23)
2003(3)	$ 8.40	(0.04)	(2.27)	(2.31)	--	--
Value Portfolio--Institutional Shares
1999	$ 9.33	0.04	0.90	0.94	(0.04)	(1.06)
2000	$ 9.17	0.03	0.78	0.81	(0.03)	(0.50)
2001	$ 9.45	0.07	0.77	0.84	(0.07)	(0.71)
2002	$ 9.51	0.05	(1.41)	(1.36)	(0.05)	(0.30)
2003(3)	$ 7.80	0.04	(1.40)	(1.36)	(0.04)	--
Value Portfolio--Class A Shares
1999	$ 9.32	0.03	0.87	0.90	(0.02)	(1.06)
2000	$ 9.14	0.01	0.77	0.78	(0.01)	(0.50)
2001	$ 9.41	0.05	0.77	0.82	(0.05)	(0.71)
2002	$ 9.47	0.03	(1.41)	(1.38)	(0.03)	(0.30)
2003(3)	$ 7.76	0.02	(1.39)	(1.37)	(0.02)	--
Small Cap Value Portfolio--Institutional Shares
2000(4)	$ 10.00	0.03	(0.46)	(0.43)	(0.03)	--
2001	$ 9.54	0.07	3.58	3.65	(0.07)	(0.74)
2002	$ 12.38	0.05	1.66	1.71	(0.06)	(2.15)
2003(3)	$ 11.88	0.01	(1.64)	(1.63)	(0.01)	(1.94)
Small Cap Value Portfolio--Class A Shares
2000(4)	$ 10.00	0.03	(0.47)	(0.44)	(0.02)	--
2001	$ 9.54	0.04	3.58	3.62	(0.05)	(0.74)
2002	$ 12.37	0.02	1.66	1.68	(0.03)	(2.15)
2003(3)	$ 11.87	(0.01)	(1.65)	(1.66)	(0.00)(6)	(1.94)
International Equity Portfolio--Institutional Shares
2001(7)	$ 10.00	--	(1.07)	(1.07)	(0.06)	--
2002	$ 8.87	(0.02)	(2.18)	(2.20)	(0.01)	--
2003(3)	$ 6.66	(0.00)(6)	(1.05)	(1.05)	(0.01)	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3) Beginning with the year ended January 31, 2003, the Fund was audited by Ernst & Young LLP. The previous years were audited by other auditors.

(4) Reflects operations for the period from September 1, 1999 (date of initial public investment) to January 31, 2000.

(5) Computed on an annualized basis.

(6) Represents less than $0.01.

(7) Reflects operations for the period from July 10, 2000 (date of initial public investment) to January 31, 2001.

(See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets
Total Distributions	Net Asset, Value, end of period	Total Return(1)	Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(2)	Net Assets end of period (000 omitted)	Portfolio Turnover Rate

(2.40)	$ 16.16	51.98%	1.08%	0.10%	0.00%	$ 49,497	71%
(3.03)	$ 17.85	30.67%	1.06%	(0.19)%	0.00%	$ 65,891	83%
(3.02)	$ 12.99	(11.35)%	1.06%	(0.34)%	0.00%	$ 72,825	106%
(0.23)	$ 8.71	(31.18)%	1.11%	(0.33)%	0.00%	$ 50,663	112%
--	$ 6.33	(27.32)%	1.10%	(0.22)%	0.08%	$ 40,553	113%

(2.38)	$ 15.89	51.45%	1.33%	(0.21)%	0.00%	$ 1,540	71%
(3.03)	$ 17.43	30.23%	1.31%	(0.52)%	0.00%	$ 9,835	83%
(3.02)	$ 12.58	(11.58)%	1.31%	(0.60)%	0.00%	$ 11,943	106%
(0.23)	$ 8.40	(31.40)%	1.36%	(0.58)%	0.00%	$ 7,978	112%
--	$ 6.09	(27.50)%	1.35%	(0.47)%	0.08%	$ 5,227	113%

(1.10)	$ 9.17	12.63%	1.10%	0.44%	0.07%	$ 46,484	172%
(0.53)	$ 9.45	8.92%	1.09%	0.36%	0.00%	$ 59,091	102%
(0.78)	$ 9.51	9.36%	1.06%	0.76%	0.00%	$ 87,338	152%
(0.35)	$ 7.80	(14.33)%	1.07%	0.56%	0.01%	$ 74,944	106%
(0.04)	$ 6.40	(17.45)%	1.09%	0.53%	0.05%	$ 62,346	147%

(1.08)	$ 9.14	12.19%	1.35%	0.20%	0.07%	$ 1,100	172%
(0.51)	$ 9.41	8.61%	1.34%	0.10%	0.00%	$ 7,138	102%
(0.76)	$ 9.47	9.14%	1.31%	0.52%	0.00%	$ 8,461	152%
(0.33)	$ 7.76	(14.61)%	1.32%	0.32%	0.02%	$ 7,948	106%
(0.02)	$ 6.37	(17.64)%	1.34%	0.27%	0.05%	$ 6,013	147%

(0.03)	$ 9.54	(4.33)%	1.35%(5)	0.76%(5)	0.20%(5)	$ 40,554	11%
(0.81)	$ 12.38	39.30%	1.30%	0.65%	0.03%	$ 64,896	65%
(2.21)	$ 11.88	14.64%	1.33%	0.42%	0.03%	$ 40,235	30%
(1.95)	$ 8.30	(14.28)%	1.35%	0.12%	0.13%	$ 31,439	30%

(0.02)	$ 9.54	(4.42)%	1.60%(5)	0.72%(5)	0.23%(5)	$ 3,305	11%
(0.79)	$ 12.37	38.88%	1.55%	0.36%	0.03%	$ 5,994	65%
(2.18)	$ 11.87	14.37%	1.59%	0.13%	0.03%	$ 7,007	30%
(1.94)	$ 8.27	(14.53)%	1.60%	(0.13)%	0.13%	$ 5,740	30%

(0.06)	$ 8.87	(10.68)%	1.50%(5)	(0.08)%(5)	0.11%(5)	$ 28,530	69%
(0.01)	$ 6.66	(24.86)%	1.50%	(0.33)%	0.19%	$ 39,056	120%
(0.01)	$ 5.60	(15.77)%	1.50%	(0.07)%	0.06%	$ 44,137	100%

FINANCIAL HIGHLIGHTS

Golden Oak Family of Funds

(For a share outstanding throughout each period.)

Year Ended January 31,	Net Asset Value, beginning of period	Net Investment Income (Net Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions	Total Distributions
International Equity Portfolio--Class A Shares
2001(3)	$ 10.00	(0.03)	(1.06)	(1.09)	(0.06)	--	(0.06)
2002	$ 8.85	--	(2.21)	(2.21)	--	--	--
2003(5)	$ 6.64	(0.01)	(1.05)	(1.06)	--	--	--
Intermediate-Term Income Fund--Institutional Shares
1999	$ 10.04	0.60	0.29	0.89	(0.60)	(0.01)	(0.61)
2000	$ 10.32	0.55	(0.97)	(0.42)	(0.55)	--	(0.55)
2001	$ 9.35	0.58	0.58	1.16	(0.58)	--	(0.58)
2002	$ 9.93	0.57	0.10	0.67	(0.57)	--	(0.57)
2003(5)	$ 10.03	0.55	0.33	0.88	(0.54)	--	(0.54)
Intermediate-Term Income Fund--Class A Shares
1999	$ 10.04	0.57	0.28	0.85	(0.57)	(0.01)	(0.58)
2000	$ 10.31	0.53	(0.96)	(0.43)	(0.53)	--	(0.53)
2001	$ 9.35	0.56	0.56	1.12	(0.55)	--	(0.55)
2002	$ 9.92	0.54	0.11	0.65	(0.54)	--	(0.54)
2003(5)	$ 10.03	0.51	0.35	0.86	(0.52)	--	(0.52)
Michigan Tax Free Bond Portfolio--Institutional Shares
1999	$ 10.24	0.48	0.10	0.58	(0.48)	(0.01)	(0.49)
2000	$ 10.33	0.43	(0.61)	(0.18)	(0.43)	--	(0.43)
2001	$ 9.72	0.44	0.44	0.88	(0.45)	(0.01)	(0.46)
2002	$ 10.14	0.44 (7)	0.10 (7)	0.54	(0.44)	(0.05)	(0.49)
2003(5)	$ 10.19	0.43 (6)	0.18	0.61	(0.43)	(0.03)	(0.46)
Michigan Tax Free Bond Portfolio--Class A Shares
1999	$ 10.24	0.46	0.10	0.56	(0.46)	(0.01)	(0.47)
2000	$ 10.33	0.40	(0.61)	(0.21)	(0.40)	--	(0.40)
2001	$ 9.72	0.43	0.44	0.87	(0.43)	(0.01)	(0.44)
2002	$ 10.15	0.41 (7)	0.10 (7)	0.51	(0.41)	(0.05)	(0.46)
2003(5)	$ 10.20	0.41 (6)	0.16	0.57	(0.40)	(0.03)	(0.43)
Prime Obligation Money Market Portfolio--Institutional Shares
1999	$ 1.00	0.06	--	0.06	(0.06)	--	(0.06)
2000	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)
2001	$ 1.00	0.06	--	0.06	(0.06)	--	(0.06)
2002	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)
2003(5)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
Prime Obligation Money Market Portfolio--Class A Shares
1999	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)
2000	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)
2001	$ 1.00	0.06	--	0.06	(0.06)	--	(0.06)
2002	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)
2003(5)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3) Reflects operations for the period from July 10, 2000 (date of initial public investment) to January 31, 2001.

(4) Computed on an annualized basis.

(5) Beginning with the year ended January 31, 2003, the Fund was audited by Ernst & Young LLP. The previous years were audited by other auditors.

(6) Per share information based on average shares outstanding.

		Ratios to Average Net Assets
Net Asset, Value, end of period	Total Return(1)	Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(2)	Net Assets end of period (000 omitted)	Portfolio Turnover Rate

$ 8.85	(10.90)%	1.75%(4)	(0.66)%(4)	0.18%(4)	$ 478	69%
$ 6.64	(24.97)%	1.75%	(0.52)%	0.19%	$ 701	120%
$ 5.58	(15.96)%	1.75%	(0.32)%	0.06%	$ 900	100%

$ 10.32	8.60%	0.65%	5.46%	0.15%	$ 148,165	76%
$ 9.35	(4.07)%	0.65%	5.70%	0.15%	$ 147,549	25%
$ 9.93	12.81%	0.65%	6.07%	0.15%	$ 160,510	16%
$ 10.03	6.88%	0.65%	5.68%	0.15%	$ 114,908	10%
$ 10.37	9.07%	0.65%	5.38%	0.20%	$ 96,001	6%

$ 10.31	8.23%	0.90%	5.15%	0.15%	$ 2,175	76%
$ 9.35	(4.22)%	0.90%	5.52%	0.15%	$ 6,224	25%
$ 9.92	12.42%	0.90%	5.81%	0.15%	$ 6,740	16%
$ 10.03	6.73%	0.90%	5.43%	0.15%	$ 7,793	10%
$ 10.37	8.80%	0.90%	5.11%	0.20%	$ 10,618	6%

$ 10.33	5.40%	0.65%	4.32%	0.16%	$ 90,115	7%
$ 9.72	(1.79)%	0.65%	4.30%	0.17%	$ 89,445	2%
$ 10.14	9.29%	0.65%	4.48%	0.17%	$ 88,838	11%
$ 10.19	5.42%	0.65%	4.33%(7)	0.19%	$ 74,521	0%
$ 10.34	6.06%	0.65%	4.19%	0.25%	$ 65,760	0%

$ 10.33	5.17%	0.90%	4.07%	0.16%	$ 229	7%
$ 9.72	(2.03)%	0.90%	4.01%	0.17%	$ 215	2%
$ 10.15	9.19%	0.90%	4.24%	0.18%	$ 729	11%
$ 10.20	5.15%	0.90%	4.08%(7)	0.19%	$ 691	0%
$ 10.34	5.70%	0.90%	3.94%	0.25%	$ 672	0%

$ 1.00	5.30%	0.40%	5.17%	0.20%	$ 153,649	--
$ 1.00	5.04%	0.40%	4.91%	0.20%	$ 114,349	--
$ 1.00	6.26%	0.40%	6.08%	0.20%	$ 115,659	--
$ 1.00	3.46%	0.40%	3.34%	0.21%	$ 135,776	--
$ 1.00	1.39%	0.40%	1.38%	0.24%	$ 147,279	--

$ 1.00	5.03%	0.65%	4.92%	0.20%	$ 6,525	--
$ 1.00	4.77%	0.65%	4.74%	0.21%	$ 8,578	--
$ 1.00	6.00%	0.65%	5.83%	0.20%	$ 11,994	--
$ 1.00	3.20%	0.65%	3.04%	0.21%	$ 15,515	--
$ 1.00	1.14%	0.65%	1.13%	0.24%	$ 13,638	--

(7) Effective February 1, 2001, the Michigan Tax Free Bond Portfolio adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium and long-term debt securities. The effect of this change for the year ended January 31, 2002, was as follows:

Increase (Decrease)	Net Investment Income per Share	Net Realized Unrealized Gain per Share	Ratio of Net Investment Income to Average Net Assets
Institutional Shares:	--	--	0.01%
Class A Shares:	--	--	0.01%

Per share, ratios and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

Golden Oak Family of Funds

January 31, 2003

(1) Organization

Golden Oak Family of Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name	Investment Objective
Golden Oak Growth Portfolio ("Growth Portfolio")	Long term total return
Golden Oak Value Portfolio ("Value Portfolio")	Long term capital appreciation
Golden Oak Small Cap Value Portfolio ("Small Cap Value Portfolio")	Long term capital appreciation
Golden Oak International Equity Portfolio ("International Equity Portfolio")	Long term capital appreciation
Golden Oak Intermediate-Term Income Portfolio ("Intermediate-Term Income Portfolio")	Current income consistent with limited price volatility
Golden Oak Michigan Tax Free Bond Portfolio ("Bond Portfolio")	Current income exempt from both federal and Michigan state income taxes, consistent with preservation of capital
Golden Oak Prime Obligation Money Market Portfolio ("Money Market Portfolio")	Preserve principal value and maintain a high degree of liquidity while providing current income

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Each of the Golden Oak® Portfolios is the successor to a correspondingly named portfolio of The Arbor Fund, a Massachusetts Business Trust also registered as an open-end management investment company, pursuant to a reorganization that took place on August 26, 2002. The shareholders of each Arbor Fund portfolio approved the reorganization and received Institutional Shares or Class A Shares of the corresponding successor Golden Oak portfolio on the date of the reorganization.

Prior to August 26, 2002, each successor Golden Oak® Portfolio had no investment operations. Accordingly, the performance information and financial information provided in this Statement of Additional Information for periods prior to August 26, 2002 is historical information for the corresponding Arbor Fund. Each successor Golden Oak® portfolio is managed by the investment adviser (and sub-adviser, if applicable) which formerly managed the corresponding Arbor Fund portfolio. In addition each successor Golden Oak® portfolio has investment objectives and policies that are identical or substantially similar to those of the corresponding Arbor Fund portfolio, although The Arbor Fund portfolios had different fee and expense arrangements.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities and unlisted securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. With respect to valuation of foreign securities, trading on foreign exchanges may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. The Money Market Portfolio uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is each Fund's policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Funds offer multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts are amortized/accreted. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The International Equity Portfolio may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At January 31, 2003, the International Equity Portfolio had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Deliver/Receive	In Exchange For	Value in USD	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
2/4/2003	69,562 Hong Kong Dollar	$8,919	$ 8,919	$ 8,918	$ (1)
2/4/2003	896,980 Swedish Krona	97,278 Euro	105,359	104,129	(1,230)
Contract Sold:
2/4/2003	97,278 Euro	896,980 Swedish Krona	105,359	104,471	888
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$(343)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

(3) Change in Accounting Policy

Effective February 1, 2001, the Michigan Tax Free Bond Portfolio adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of interest income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Michigan Tax Free Bond Portfolio resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

As of February 1, 2001		For the year ended January 31, 2002
Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Depreciation
$34,742	$34,742	$10,926	$(10,926)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(4) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Growth Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,390,920	$9,966,000	2,629,532	$26,103,820
Shares issued to shareholders in payment of distributions declared	--	--	149,710	1,302,476
Shares redeemed	(801,129)	(5,767,861)	(2,568,170)	(25,274,252)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	589,791	$4,198,139	211,072	$2,132,044

	Growth Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	284,563	$1,912,648	234,415	$2,151,494
Shares issued to shareholders in payment of distributions declared	--	--	25,009	210,072
Shares redeemed	(375,864)	(2,606,126)	(259,576)	(2,359,094)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(91,301)	$(693,478)	(152)	$2,472

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	498,490	$3,504,661	210,920	$2,134,516

	Value Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,154,987	$21,180,517	4,663,725	$41,204,107
Shares issued to shareholders in payment of distributions declared	1,390	9,128	359,708	2,760,392
Shares redeemed	(3,026,234)	(21,027,722)	(4,600,870)	(40,687,188)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	130,143	$161,923	422,563	$3,277,311

	Value Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	236,757	$1,707,446	281,777	$2,379,261
Shares issued to shareholders in payment of distributions declared	3,285	20,485	40,378	309,573
Shares redeemed	(320,187)	(2,197,750)	(192,026)	(1,615,644)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(80,145)	$(469,819)	130,129	1,073,190

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	49,998	$(307,896)	552,692	$4,350,501

	Small Cap Value Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	928,726	$9,857,211	2,650,883	$34,914,671
Shares issued to shareholders in payment of distributions declared	690,752	6,236,549	561,147	6,374,943
Shares redeemed	(1,216,174)	(13,516,360)	(5,066,876)	(66,367,224)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	403,304	$2,577,400	(1,854,846)	$(25,077,610)

	Small Cap Value Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	155,354	$1,750,902	147,208	$1,876,088
Shares issued to shareholders in payment of distributions declared	133,433	1,201,674	94,479	1,073,454
Shares redeemed	(184,961)	(1,952,566)	(135,847)	(1,689,829)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	103,826	$1,000,010	105,840	$1,259,713

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	507,130	$3,577,410	(1,749,006)	$(23,817,897)

	International Equity Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,594,617	$16,859,175	2,889,923	$20,734,018
Shares issued to shareholders in payment of distributions declared	241	1,391	132	909
Shares redeemed	(572,402)	(3,656,075)	(245,512)	(1,762,777)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,022,456	$13,204,491	2,644,543	$18,972,150

	International Equity Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	127,666	$826,528	66,019	$464,780
Shares issued to shareholders in payment of distributions declared	1,142	6,350	--	--
Shares redeemed	(73,057)	(450,005)	(14,408)	(103,253)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	55,751	$382,873	51,611	$361,527

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,078,207	$13,587,364	2,696,154	$19,333,677

	Intermediate-Term Income Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,274,323	$12,885,952	1,969,167	$19,630,863
Shares issued to shareholders in payment of distributions declared	12,227	123,537	21,108	210,931
Shares redeemed	(3,485,234)	(35,292,461)	(6,705,638)	(67,273,943)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,198,684)	$(22,282,972)	(4,715,363)	$(47,432,149)

	Intermediate-Term Income Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	477,197	$4,854,161	282,734	$2,830,813
Shares issued to shareholders in payment of distributions declared	42,709	434,215	39,135	392,402
Shares redeemed	(273,041)	(2,770,194)	(224,008)	(2,238,003)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	246,865	$2,518,182	97,861	$985,212

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,951,819)	$(19,764,790)	(4,617,502)	$(46,446,937)

	Michigan Tax Free Bond Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	789,622	$8,084,876	607,748	$6,202,518
Shares issued to shareholders in payment of distributions declared	22,485	232,968	37,178	374,634
Shares redeemed	(1,761,802)	(18,151,979)	(2,090,884)	(21,332,962)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(949,695)	$(9,834,135)	(1,445,958)	$(14,755,810)

	Michigan Tax Free Bond Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,932	$40,138	438	$4,471
Shares issued to shareholders in payment of distributions declared	2,849	29,329	3,094	32,531
Shares redeemed	(9,538)	(99,576)	(7,626)	(77,488)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,757)	$(30,109)	(4,094)	$(40,486)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(952,452)	$(9,864,244)	(1,450,052)	$(14,796,296)

	Prime Obligation Money Market Portfolio
Year Ended January 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	259,247,500	$259,247,414	276,202,728	$276,202,728
Shares issued to shareholders in payment of distributions declared	2,767	2,767	76,399	76,399
Shares redeemed	(247,770,345)	(247,770,345)	(256,161,147)	(256,161,147)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	11,479,922	$11,479,836	20,117,980	$20,117,980

	Prime Obligation Money Market Portfolio
Year Ended January 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,434,867	$11,434,867	16,467,682	$16,467,682
Shares issued to shareholders in payment of distributions declared	183,711	183,711	434,936	434,936
Shares redeemed	(13,498,964)	(13,498,964)	(13,380,895)	(13,380,895)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,880,386)	$(1,880,386)	3,521,723	$3,521,723

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	9,599,536	$9,599,450	23,639,703	$23,639,703

(5) Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, passive foreign investment companies (PFIC), post-October losses, non-taxable dividends and discount accretion/premium amortization on debt securities.

For the year ended January 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Growth Portfolio	$(126,160)	$126,160	$ --
International Equity Portfolio	(17,789)	133,927	(116,138)
Intermediate-Term Income Portfolio	(3)	(7,400)	7,403
Michigan Tax Free Bond Portfolio	27,843	(30,627)	2,784

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended January 31, 2003, were as follows:

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Value Portfolio	$ --	$ 390,823	$ --	$ 390,823
Small Cap Value Portfolio	--	474,784	6,985,232	7,460,016
International Equity Portfolio	--	75,238	--	75,238
Intermediate-Term Income Portfolio	--	6,125,931	--	6,125,931
Michigan Tax Free Bond Portfolio	3,037,701	--	180,051	3,217,752
Prime Obligations Money Market Portfolio	--	2,035,684	--	2,035,684

The tax character of distributions paid during the year ended January 31, 2002, were as follows:

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total
Growth Portfolio	$ --	$ --	$1,513,113	$--	$1,513,113
Value Portfolio	--	2,244,763	1,244,643	--	3,489,406
Small Cap Value Portfolio	--	1,035,619	6,672,445	--	7,708,064
International Equity Portfolio	--	30,801	--	--	30,801
Intermediate-Term Income Portfolio	--	8,722,610	--	--	8,722,610
Michigan Tax Free Bond Portfolio	3,604,756	10,383	362,808	--	3,977,947
Prime Obligations Money Market Portfolio	--	5,231,038	--	--	5,231,038

* For tax purposes short-term capital gain distributions are considered ordinary income.

As of January 31, 2003, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income		Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
Growth Portfolio	$ --		$ --	$(7,880,762)	$32,813,715
Value Portfolio	8,595		--	(3,910,738)	11,414,772
Small Cap Value Portfolio	12,147		96,623	(1,254,472)	--
International Equity Portfolio	--		--	(4,662,317)	11,532,444
Intermediate-Term Income Portfolio	460,466		--	7,613,804	1,951,307
Michigan Tax Free Bond Portfolio	207,784	*	50,849	4,378,849	--
Prime Obligations Money Market Portfolio	153,202		--	--	27,095

* Included in this amount is tax exempt income of $207,784 for Michigan Tax Free Bond Portfolio.

For federal income tax purposes, the following amounts apply as of January 31, 2003:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth Portfolio	$53,285,967	$823,344	$8,704,106	$(7,880,762)
Value Portfolio	71,845,424	1,846,074	5,756,812	(3,910,738)
Small Cap Value Portfolio	38,391,316	4,685,370	5,939,842	(1,254,472)
International Equity Portfolio	48,690,342	1,195,755	5,861,176	(4,665,421)
Intermediate-Term Income Portfolio	98,021,250	8,213,229	599,425	7,613,804
Michigan Tax Free Bond Portfolio	61,449,250	4,380,928	2,079	4,378,849
Prime Obligations Money Market Portfolio	160,827,161	--	--	--

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies and the amortization/accretion tax elections on fixed income securities.

At January 31, 2003, the Funds had capital loss carryforwards which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	2005	2008	2009	2010	2011	Total
Growth Portfolio	$ --	$ --	$ --	$20,818,342	$11,995,373	$32,813,715
Value Portfolio	--	--	--	3,132,775	8,281,997	11,414,772
International Equity Portfolio	--	--	574,705	6,588,935	4,368,804	11,532,444
Intermediate-Term Income Portfolio	--	137,500	1,813,807	--	--	1,951,307
Prime Obligations Money Market Portfolio	11,627	2,159	2,257	11,052	--	27,095

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of October 31, 2002, for federal income tax purposes, post October losses as follows were deferred to February 1, 2003:

Growth Portfolio	$1,459,350
Value Portfolio	2,086,626
International Equity Portfolio	2,810,498
Intermediate-Term Income Portfolio	423,277

(6) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

CB Capital Management, Inc. (a wholly owned subsidiary of Citizens Bank) is the Funds' investment adviser (the "Adviser"), and receives for its services an annual investment adviser fee equal to a percentage of each Fund's average daily net assets as follows:

Fund Name	Annual Rate
Growth Portfolio	0.34%
Value Portfolio	0.29% on first $50 million; 0.39% on next $50 million; and 0.34% on assets over $100 million.
Small Cap Value Portfolio	0.34%
International Equity Portfolio	0.30%
Intermediate-Term Income Portfolio	0.50%
Michigan Tax Free Bond Portfolio	0.50%
Prime Obligation Money Market Portfolio	0.225% on first $500 million; and 0.28% on assets over $500 million.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at it sole discretion.

Sub-Adviser Fee

Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Sub-Adviser to the Growth Portfolio, and receives for its services an allocable portion of the adviser fee that the Adviser receives from the Growth Portfolio. Nicholas-Applegate is paid by the Fund as follows: 0.40% of average daily net assets.

Systematic Financial Management, L.P. ("Systematic") is the Sub-Adviser to the Value Portfolio and Small Cap Value Portfolio, and receives for its services an allocable portion of the adviser fee that the Adviser receives from the Value Portfolio and Small Cap Value Portfolio. Systematic is paid by the Funds as follows:

Fund Name
Value Portfolio	0.45% on the first $50 million average daily net assets; 0.35% on the next $50 million average daily net assets; and 0.40% on average daily net assets over $100 million.
Small Cap Value Portfolio	0.65% of average daily net assets

BlackRock International, Ltd. ("BIL") is the Sub-Adviser to the International Equity Portfolio, and receives for its services an allocable portion of the adviser fee that the Adviser receives from the International Equity Portfolio. BIL is paid by the Fund as follows: 0.60% on the first $35 million average daily net assets; 0.50% on average daily net assets from $35 million to $100 million; and 0.40% on average daily net assets over $100 million.

Wellington Management Company, LLP ("Wellington Management") is the Sub-Adviser of the Prime Obligation Money Market Portfolio and receives for its services an allocable portion of the adviser fee that the Adviser receives from the Money Market Portfolio. Wellington Management is paid by the Fund as follows: 0.075% on the first $500 million of average daily net assets and 0.02% on average daily net assets over $500 million.

Administrative Fee

Prior to August 26, 2002 the Funds and SEI Investments Mutual Fund Services had an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the administrator was entitled to a fee that was calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios. There was a minimum annual administration fee of $50,000 for each of the Golden Oak Value Portfolio, Golden Oak Small Cap Value Portfolio, International Equity Portfolio, and the Golden Oak Michigan Tax Free Bond Portfolio.

Effective August 26, 2002, Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.125% to 0.075% of the average aggregate daily net assets of the Funds, subject to a $50,000 minimum per portfolio and $10,000 per each additional class. CB Capital Management, Inc. provides sub-administrative services to the Funds. The fee paid to the CB Capital Management is based on a scale that ranges from 0.0475% to 0.0975% of the average aggregate daily net assets of the Funds. FServ or CB Capital Management may voluntarily choose to waive a portion of their fee. FServ or CB Capital Management can modify or terminate this voluntary waiver at any time at their sole discretion. Prior to August 26, 2002, SEI Investments Mutual Funds Services was the administrator for the Funds and accrued the following expense balances up to that date.

Growth Portfolio	$60,163
Value Portfolio	89,947
Small Cap Portfolio	52,839
International Equity Portfolio	51,475
Intermediate-Term Income Portfolio	132,605
Michigan Tax Free Bond Portfolio	84,132
Prime Obligation Money Market Portfolio	169,549

Distribution Fee

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal Distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds' Class A shares, annually, to compensate Edgewood Services, Inc. Edgewood Services, Inc. may voluntarily choose to waive any portion of its fee. Edgewood Services, Inc. can modify or terminate this voluntary waiver at any time at its sole discretion. Prior to August 26, 2002, SEI Investments Distribution Co. was the distributor for the Funds and accrued the following expense balances up to that date.

Growth Portfolio	$9,717
Value Portfolio	11,027
Small Cap Portfolio	10,230
International Equity Portfolio	1,324
Intermediate-Term Income Portfolio	11,180
Michigan Tax Free Bond Portfolio	1,009
Prime Obligation Money Market Portfolio	21,237

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Prior to August 26, 2002, SEI Investments Distribution Co. provided transfer and dividend disbursing services to the Funds and accrued the following expense balances up to that date.

Growth Portfolio	$22,850
Value Portfolio	24,624
Small Cap Portfolio	20,849
International Equity Portfolio	21,344
Intermediate-Term Income Portfolio	28,401
Michigan Tax Free Bond Portfolio	23,921
Prime Obligation Money Market Portfolio	33,683

Portfolio Accounting Fees

State Street Bank and Trust Company maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. Prior to August 26, 2002, the CB Capital Management, Inc. was the portfolio accountant for the Funds and accrued the following expense balances up to that date.

Growth Portfolio	$972
Value Portfolio	79
Small Cap Portfolio	6,870
International Equity Portfolio	3,565
Intermediate-Term Income Portfolio	3,769
Michigan Tax Free Bond Portfolio	7,533
Prime Obligation Money Market Portfolio	770

Custodian Fees

State Street Bank and Trust Company is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. Prior to August 26, 2002, Wachovia Bank, N.A. was the custodian for the Funds and accrued the following expense balances up to that date.

Growth Portfolio	$6,375
Value Portfolio	6,194
Small Cap Portfolio	8,131
International Equity Portfolio	67,823
Intermediate-Term Income Portfolio	4,503
Michigan Tax Free Bond Portfolio	4,019
Prime Obligation Money Market Portfolio	8,631

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(7) Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. government securities (and in-kind contributions), for the year ended January 31, 2003, were as follows:

Fund Name	Purchases	Sales
Growth Portfolio	$59,232,064	$56,302,727
Value Portfolio	108,000,477	108,124,388
Small Cap Value Portfolio	12,794,889	16,294,825
International Equity Portfolio	56,957,392	43,093,743
Intermediate-Term Income Portfolio	1,975,200	14,796,187
Michigan Tax Free Bond Portfolio	--	10,098,385

Purchases and sales of long-term U.S. government and short-term securities (and in-kind contributions) for Intermediate-Term Income Portfolio, for the year ended January 31, 2003 were $4,908,190 and $10,739,340, respectively.

(8) Concentration of Credit Risk

Since Michigan Tax-Free Bond Portfolio invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2003, 64.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 16.7% of total investments.

Additionally, the Funds may invest a portion of its assets in securities of companies that are deemed by the Funds management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

(9) Change in Independent Auditors

On August 26, 2002 PricewaterhouseCoopers LLP resigned as independent auditors for the Funds. Ernst & Young was selected as the Funds' independent auditors. The Funds' selection of Ernst & Young as its independent auditors was recommended by the Funds' audit committee and was approved by the Funds' Board of Trustees.

The report on the financial statements audited by PricewaterhouseCoopers for the year ended January 31, 2002 for the Funds did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements of such year.

(10) Federal Income Tax Information (Unaudited)

The Funds hereby designate the following distributions as capital gain dividends for the year ended January 31, 2003:

Small Cap Portfolio	$3,335,845
Michigan Tax Free Bond Portfolio	174,368

At January 31, 2003, 100% of distributions from net investment income for Michigan Tax Free Bond Portfolio is exempt from federal tax, other than AMT.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of
Golden Oak Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Golden Oak Family of Funds (the "Trust"), comprising, respectively, the Golden Oak Growth, Golden Oak Value, Golden Oak Small Cap Value, Golden Oak International Equity, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios, as of January 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended January 31, 2002, and the financial highlights for each of the indicated periods therein, were audited by other auditors whose report, dated March 14, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Golden Oak Family of Funds at January 31, 2003, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 11, 2003

BOARD OF TRUSTEES AND TRUST OFFICERS

The following table gives information about each Board member and the senior officers of the Trust. The tables separately list Board members who are "interested persons" of the Trust (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Golden Oak® Family of Funds Complex consists of seven investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Golden Oak® Family of Funds Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Federated Investors Funds--140 portfolios; Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-545-6331.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: May 2002	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND TRUSTEE Began serving: May 2002	Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: May 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: May 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: May 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: May 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Positions: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Position(s)

Peter J. Germain Birth Date: September 3, 1959 PRESIDENT	Principal Occupations: Senior Vice President and Director, Mutual Fund Services Division, Federated Services Company. Formerly, Senior Corporate Counsel, Federated Investors, Inc.

John W. McGonigle Birth Date: October 26, 1938 SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

James E. Ostrowski Birth Date: November 17, 1959 VICE PRESIDENT	Principal Occupations: Vice President, Federated Services Company; Treasurer and Assistant Treasurer of certain Investment Companies for which Federated Securities Corp. and Edgewood Services, Inc. are the principal distributor.

Judith J. Mackin Birth Date: May 30, 1960 VICE PRESIDENT	Principal Occupations: Vice President, Federated Services Company; Treasurer and Assistant Treasurer of certain Investment Companies for which Federated Securities Corp. and Edgewood Services, Inc. are the principal distributor.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Cusip 38113Q 10 6
Cusip 38113Q 20 5
Cusip 38113Q 40 3
Cusip 38113Q 30 4
Cusip 38113Q 50 2
Cusip 38113Q 60 1
Cusip 38113Q 80 9
Cusip 38113Q 70 0
Cusip 38113Q 88 2
Cusip 38113Q 87 4
Cusip 38113Q 85 8
Cusip 38113Q 86 6
Cusip 38113Q 84 1
Cusip 38113Q 83 3

[Logo of Golden Oak Funds]

Investment Adviser CB Capital Management, Inc.
(a wholly owned subsidiary of Citizens Bank).
Edgewood Services Inc., Distributor

28329 (3/03)